As filed with the Securities and Exchange Commission on February 14, 2011
File Nos. 333-171398
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No. 1	☒

Post-Effective Amendment No.	☐

Invesco Van Kampen
Senior Loan Fund
(Exact Name of Registrant as Specified in Declaration of Trust)

1555 Peachtree Street, NE, Atlanta, Georgia 30309
(Address of Principal Executive Offices)

(713) 626-1919
(Registrant’s Telephone Number, including Area Code)

John M. Zerr, Esq.
11 Greenway Plaza
Suite 2500
Houston, Texas 77046
(713) 626-1919
(Name and Address of Agent for Service)

Copies to:

Elizabeth Nelson 1 Parkview Plaza Oakbrook Terrace, IL 60181	Charles B. Taylor, Esq. Skadden, Arps, Slate, Meagher & Flom LLP 155 North Wacker Drive Chicago, Illinois 60606 (312) 407-0700

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.
Calculation of Registration Fee Under the Securities Act of 1933

		Proposed Maximum	Proposed Aggregate
Title of Securities	Amount Being	Offering Price Per	Maximum Offering	Amount of
Being Registered	Registered	Unit*	Price	Registration Fee
Common Shares of Beneficial Interest, designated as Class IB Shares	100,000,000	$ 6.53	$ 653,000,000	$ 46,558.90†

*	Estimated solely for purposes of calculating the registration fee. Average of high and low reported price for Class IB Common Shares on December 17, 2010.

†	Previously paid.

February 14, 2011

Dear Shareholder,

On June 1, Invesco completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments.

The Invesco and Van Kampen/Morgan Stanley retail investment capabilities were highly complementary, enabling Invesco to provide a more balanced product offering to Invesco Funds’ shareholders. As a result of the combination, Invesco gained investment talent for a number of investment strategies, including U.S. Value Equity, U.S. Small Cap Growth Equity, Tax-Free Municipals, Bank Loans and others. With this enhanced expertise and a comprehensive range of diverse investment capabilities, Invesco is better positioned than ever to meet the needs of investors across the U.S. and around the globe.

Since June 1, Invesco has been conducting a comprehensive review of its product line to sharpen its offerings to investors. A key goal of this effort is to reduce overlap and enhance efficiency across the product line for the benefit of Invesco Funds’ shareholders and Invesco.

As the next step in the process of integrating the combined business, the Invesco Funds’ Boards have approved a realignment of fund offerings, subject to shareholder approval. If approved by shareholders, the proposed realignment will:

•	Distinguish and emphasize Invesco’s most compelling investment processes and strategies;

•	Reduce overlap in the product lineup; and

•	Build a solid foundation for further growth to meet client and shareholder needs.

In addition, most Funds will continue to be managed by their existing investment management teams post-reorganization and many shareholders will experience a reduction in total expense ratio, decreasing the cost of their investment. In cases where management fee expenses are scheduled to increase as a result of a proposed reorganization, Invesco has instituted a cap on the total expense ratio of the Acquiring Fund intended to provide an expense ratio that is at or near the lowest current expense ratio of all Target Funds in each proposed set of reorganizations (excluding certain investment-related costs) for a period of time post reorganization.

The independent trustees of your Board believe that the reorganization proposed in this proxy is in the best interest of your Fund and the attached proxy seeks your vote in favor of the proposed reorganization.

Your vote is important. Please take a moment after reviewing the enclosed materials to sign and return your proxy card in the enclosed postage paid return envelope. If you attend the meeting, you may vote your shares in person. If you expect to attend the meeting in person, or have questions, please notify us by calling 1-800-952-3502. You may also vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the enclosed proxy card. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Computershare Fund Services, Inc., reminding you to vote your shares.

Sincerely,

Mr. Philip Taylor
President and Principal Executive Officer of
Invesco Prime Income Trust

CHT-PXY-1

INVESCO PRIME INCOME TRUST

11 Greenway Plaza, Suite 2500
Houston, Texas 77046
(800) 959-4246

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held on April 14, 2011

A special meeting of the shareholders of Invesco Prime Income Trust (the “Target Fund”) will be held on April 14, 2011 at 3:00 p.m., Central time at 11 Greenway Plaza, Suite 2500, Houston, Texas 77046 (the “Meeting”) to vote on the following proposal:

To approve an Agreement and Plan of Reorganization between the Target Fund and Invesco Van Kampen Senior Loan Fund (the “Acquiring Fund”) providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Target Fund by the Acquiring Fund in exchange for Class IB Shares of the Acquiring Fund; (b) the distribution of such Class IB Shares of the Acquiring Fund to the shareholders of the Target Fund; and (c) the liquidation and termination of the Target Fund (the “Reorganization”).

Shareholders of record as of the close of business on January 14, 2011 are entitled to notice of, and to vote at, the Meeting or any adjournment of the Meeting.

The Board of Trustees of the Target Fund (the “Board”) requests that you vote your shares by completing the enclosed proxy card and returning it in the enclosed postage paid return envelope, or by voting by telephone or via the internet using the instructions on the proxy card.

The Board recommends that you cast your vote FOR the above proposal as described in the Proxy Statement/Prospectus.

Please sign and promptly return the proxy card in the postage paid return envelope regardless of the number of shares owned.

Proxy card instructions may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy card or by attending the Meeting and voting in person.

Philip Taylor
President and Principal Executive Officer of Invesco Prime Income Trust

February 14, 2011

The information in this Proxy Statement / Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Proxy Statement/Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer for sale is not permitted.

SUBJECT TO COMPLETION — DATED FEBRUARY 14, 2011

Invesco Prime Income Trust
11 Greenway Plaza, Suite 2500
Houston, Texas 77046
(800) 959-4246

PROXY STATEMENT/PROSPECTUS
February 14, 2011
Introduction

This Proxy Statement/Prospectus sets forth concisely information that shareholders of Invesco Prime Income Trust (the “Target Fund”) should know before voting on the proposed reorganization that is described herein, and it should be retained for future reference. This document is the proxy statement of the Target Fund and also a prospectus for Invesco Van Kampen Senior Loan Fund (the “Acquiring Fund”); it constitutes an offer for Class IB Shares of the Acquiring Fund only. The Target Fund and the Acquiring Fund are each a continuously offered, diversified, closed-end management investment company. The Target Fund and the Acquiring Fund collectively are referred to as the “Funds” and to each fund individually as a “Fund.”

A special meeting of the shareholders of the Target Fund (the “Meeting”) will be held at 11 Greenway Plaza, Suite 2500, Houston, Texas 77046 on April 14, 2011 at 3:00 p.m., Central time. At the Meeting, shareholders of the Target Fund will be asked to consider the following proposal:

To approve an Agreement and Plan of Reorganization between the Target Fund and the Acquiring Fund providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Target Fund by the Acquiring Fund in exchange for Class IB Shares of the Acquiring Fund; (b) the distribution of such Class IB Shares of the Acquiring Fund to the shareholders of the Target Fund; and (c) the liquidation and termination of the Target Fund (the “Reorganization”).

The total value of the Acquiring Fund Class IB Shares that Target Fund shareholders will receive in the Reorganization will be the same as the total value of the shares of the Target Fund that shareholders held immediately prior to the Reorganization. The Reorganization is intended to qualify as a reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), meaning that shareholders should not be required to pay any federal income tax in connection with the Reorganization. No initial sales charge or early withdrawal charge will be imposed in connection with the Reorganization.

The Board of Trustees of the Target Fund (the “Board”) has fixed the close of business on January 14, 2011 as the record date (“Record Date”) for the determination of Target Fund shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Shareholders of the Target Fund on the Record Date will be entitled to one vote for each share of the Target Fund held (and a proportionate fractional vote for each fractional share). This Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders and the enclosed proxy card will be mailed on or about February 18, 2011 to all shareholders eligible to vote on the Reorganization.

The Board has approved the Agreement and Plan of Reorganization and has determined that the Reorganization is in the best interest of the Target Fund and will not dilute the interests of the existing shareholders of the Target Fund. The Board of Trustees of the Acquiring Fund has approved the Agreement and Plan of Reorganization and has determined that the Reorganization is in the best interest of the Acquiring Fund and will not dilute the interests of the existing shareholders of the Acquiring Fund. Although there is not expected to be any dilution of net asset value in either Fund, a shareholder of either of the Funds will hold a reduced percentage of ownership of the larger combined entity than they did in either of the constituent Funds. If shareholders of the Target Fund do not approve the Reorganization, the Board will consider what further action is appropriate for the Target Fund.

The Board knows of no other business other than that discussed above that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

Additional information about the Funds is available in the:

•	Prospectuses for the Target Fund and the Acquiring Fund;

•	Annual and semi-annual reports to shareholders of the Target Fund and the Acquiring Fund; and

•	Statements of Additional Information (“SAIs”) for the Target Fund and the Acquiring Fund.

These documents are on file with the Securities and Exchange Commission (the “SEC”). The prospectus of the Target Fund is incorporated herein by reference and is legally deemed to be part of this Proxy Statement/Prospectus. A copy of the prospectus of the Acquiring Fund accompanies this Proxy Statement/Prospectus and is incorporated herein by reference and is legally deemed to be part of this Proxy Statement/Prospectus. The SAI to this Proxy Statement/Prospectus, dated the same date as this Proxy Statement/Prospectus, also is incorporated herein by reference and is legally deemed to be part of this document. The Target Fund prospectus, the most recent annual report to shareholders, containing audited financial statements for the most recent fiscal year, and the most recent semi-annual report to shareholders of the Target Fund have been previously mailed to shareholders and are available at www.invesco.com/us.

Copies of all of these documents are available upon request without charge by visiting or writing to the Fund at 11 Greenway Plaza, Suite 2500, Houston, Texas 77046, or calling (800) 959-4246.

You also may view or obtain these documents from the SEC’s Public Reference Room, which is located at 100 F Street, N.E., Washington, D.C. 20549, or from the SEC’s website at www.sec.gov. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. You can also request copies of these materials, upon payment at the prescribed rates of the duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, DC 20549-1520.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense. An investment in the Funds is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. You may lose money by investing in the Funds.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Proxy Statement/Prospectus or related solicitation materials on file with the Securities and Exchange Commission, and you should not rely on any such other information or representations.

i

PROPOSAL: TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION

Shareholders of the Target Fund are being asked to consider and approve an Agreement and Plan of Reorganization (the “Agreement”) that will have the effect of reorganizing the Target Fund with and into the Acquiring Fund, as summarized below. The Agreement provides for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Target Fund by the Acquiring Fund in exchange for Class IB Shares of the Acquiring Fund; (b) the distribution of such Class IB Shares of the Acquiring Fund to the shareholders of the Target Fund; and (c) the liquidation and termination of the Target Fund (the “Reorganization”).

SUMMARY OF KEY INFORMATION

The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus, in the Agreement, and/or in the prospectuses and SAIs of the Funds. Shareholders should read the entire Proxy Statement/Prospectus and the prospectus of the Acquiring Fund carefully for more complete information.

On what am I being asked to vote?

As a shareholder of the Target Fund, you are being asked to consider and vote to approve the Agreement under which the assets and liabilities of the Target Fund will be transferred to the Acquiring Fund. If shareholders of the Target Fund approve the Agreement, the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for Class IB Shares of the Acquiring Fund and the Target Fund will distribute Class IB Shares of the Acquiring Fund to Target shareholders which will result in your holding Class IB Shares of the Acquiring Fund equal to the value of your shares of the Target Fund. The Target Fund will then be liquidated and terminated.

Has the Target Fund’s Board of Trustees approved the Reorganization?

Yes. The Board has carefully reviewed the proposal and unanimously approved the Agreement and the Reorganization. The Board recommends that shareholders of the Target Fund vote in favor of the Agreement.

What are the reasons for the proposed Reorganization?

On June 1, 2010, Invesco Ltd. (“Invesco”) acquired the retail mutual fund business of Morgan Stanley, which included 92 Morgan Stanley and Van Kampen branded funds. This transaction filled gaps in Invesco’s product line-up and has enabled the company to expand its investment offerings to retail customers. The transaction also resulted in significant product overlap. The Reorganization proposed in this Proxy Statement/Prospectus is part of a larger group of reorganizations across Invesco’s mutual fund platform. The reorganizations are designed to put forth Invesco’s most compelling investment processes and strategies, reduce product overlap and create scale in the resulting funds.

In considering the Reorganization and the Agreement, the Board considered these and other factors in concluding that the Reorganization would be in the best interest of the Target Fund. The Board’s considerations are described in more detail in the “THE PROPOSED REORGANIZATION — Board Considerations in Approving the Reorganization.”

What effect will the Reorganization have on me as a shareholder?

Immediately after the Reorganization, you will hold Class IB Shares of the Acquiring Fund that are equal in value to the Target Fund shares that you held immediately prior to the closing of the Reorganization (the “Closing”). The principal differences between the Target Fund and the Acquiring Fund are described in this Proxy Statement/Prospectus. The prospectus of the Acquiring Fund that accompanies this Proxy Statement/Prospectus contains additional information about the Acquiring Fund.

How do the Funds’ investment objectives, principal investment strategies and risks compare?

The Acquiring Fund and the Target Fund have the same investment objective and have substantially similar principal investment strategies. Both Funds’ investment objective is to provide a high level of current income, consistent with the preservation of capital. Both the Acquiring Fund and the Target Fund generally seek to achieve their investment objective by investing at least 80% of their assets in Senior Loans (defined below). The risks of owning the Acquiring Fund and the Target Fund are substantially similar and include risks associated with (i) no trading market for the Funds’ shares, (ii) investments in Senior Loans, (iii) borrower credit risk, (iv) investment in non-U.S. issuers, (v) investments in participations, (vi) monthly repurchase offers by each Fund, (vii) utilization of financial leverage, (viii) interest rate, hedging and risk management transactions and (ix) certain anti-takeover provisions in each Fund’s governing documents. The sections below entitled “COMPARISON OF THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS” and “ADDITIONAL INFORMATION ABOUT THE FUNDS — Comparison of Principal Investment Strategies” compare the principal investment strategies and risks of the Target Fund and the Acquiring Fund and highlight certain key differences.

How do the Funds’ expenses compare?

The table below provides a summary comparison of the expenses of Acquiring Fund Class IB Shares and the Target Fund shares, as well as estimated expenses of Acquiring Fund Class IB Shares on a pro forma basis giving effect to the proposed reorganization. The Acquiring Fund Class IB Shares pro forma expense ratios project estimated expenses, but actual expenses may be greater or less than those shown. Please note that pro forma, total expenses of the combined fund are expected to be higher than the total expenses of the

Target Fund. Although the Adviser has agreed to institute an expense cap on the Acquiring Fund’s shares, the expense cap does not take into account interest payments on borrowed funds. During the Funds’ most recent fiscal year, the Acquiring Fund’s borrowings as a percentage of its net assets (“leverage ratio”) was higher than the Target Fund’s leverage ratio and, as a result, the Acquiring Fund incurred higher borrowing costs. These higher borrowing costs account for the 0.10% difference between the Target Fund’s and the Pro Forma Acquiring Fund’s total annual fund operating expenses after fee waiver and/or expense reimbursement. The Acquiring Fund intends to maintain a similar leverage ratio after the assets of the Target Fund are combined with those of the Acquiring Fund upon Closing. For more information, see “ADDITIONAL INFORMATION ABOUT THE FUNDS — Comparison of Principal Investment Strategies” and “COMPARISON OF PRINCIPAL RISKS OF INVESTING IN THE FUNDS — Financial leverage.”

Expense Table and Example

					Pro Forma
	Invesco Prime		Invesco Van Kampen		Invesco Van Kampen
	Income Trust		Senior Loan Fund		Senior Loan Fund
	Shares		Class IB Shares		Class IB Shares

Shareholder Transaction Expenses
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None		None		None
Maximum early withdrawal charge (as a percentage of the lesser of original purchase price or repurchase proceeds)	3.00	%(1)	None		3.00	%(1)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Investment advisory fee	0.89%		0.87%		0.86%
Distribution and/or service (12b-1) fee	None		None		None
Interest payments on borrowed funds	0.22%		0.32%		0.32%
Other expenses
Administration fee	0.25%		0.25%		0.25%
Other	0.19%		0.44	%(2)	0.31	%(2)

Total annual operating expenses	1.55%		1.88	%(2)	1.74	%(2)
Fee waiver and/or expense reimbursement	0.01	%(4)	0.03	%(3)	0.10	%(5)

Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.54	%(4)	1.85	%(3)	1.64	%(5)

Expense ratios reflect annual fund operating expenses for the most recent fiscal year (as disclosed in the Funds’ current prospectuses) of the Target Fund (September 30, 2010) and the Acquiring Fund (July 31, 2010). Pro forma numbers are estimated as if the Reorganization had been completed as of August 1, 2009 and do not include any Reorganization costs. Neither the Target Fund nor the Acquiring Fund is expected to bear any costs of the Reorganization.

(1)	The Class IB Shares of the Acquiring Fund received by Target Fund shareholders in connection with the Reorganization remain subject to the same early withdrawal charge schedule as is applicable to Target Fund shares and Target Fund shareholders will receive credit for the length of time that they held shares of the Target Fund in the calculation of such early withdrawal charge. An early withdrawal charge is imposed on repurchases of shares at the following rates:

Year After Purchase	Early Withdrawal Charge

First	3.0%
Second	2.5%
Third	2.0%
Fourth	1.0%
Fifth and thereafter	None

(2)	Based on estimated amounts for the current fiscal year.

(3)	Invesco Advisers, Inc., the Funds’ investment adviser (“Invesco Advisers” or the “Adviser”), has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of Class IB Shares to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed below) of Class IB Shares to 1.53% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the limit reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items; and (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Acquiring Fund and Invesco Advisers mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012.

(4)	The Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of Target Fund shares to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed below) of such shares to 1.32% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the limit reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items; and (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Target Fund and Invesco Advisers mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012.

(5)	Effective upon the closing of the Reorganization, the Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed below) of Class IB Shares to 1.32% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the limit reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items; and (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Acquiring Fund and Invesco Advisers mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012.

Example

The following example is intended to help you compare the cost of investing in each Fund. The example assumes that you invest $1,000 in each Fund for the time periods indicated and that each Fund repurchases all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that each Fund’s operating expenses remain the same each year and that all dividends and other distributions are reinvested at net asset value. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

			Pro Forma
	Invesco Prime	Invesco Van Kampen	Invesco Van Kampen
	Income Trust	Senior Loan Fund	Senior Loan Fund
	Shares	Class IB Shares	Class IB Shares

One Year	$46	$19	$47
Three Years	$69	$58	$74
Five Years	$84	$101	$93
Ten Years	$184	$220	$204

You would pay the following expenses if you did not tender your shares for purchase by the respective Fund:

			Pro Forma
	Invesco Prime	Invesco Van Kampen	Invesco Van Kampen
	Income Trust	Senior Loan Fund	Senior Loan Fund
	Shares	Class IB Shares	Class IB Shares

One Year	$16	$19	$17
Three Years	$49	$58	$54
Five Years	$84	$101	$93
Ten Years	$184	$220	$204

How do the performance records of the Funds compare?

The performance history of each Fund for certain periods as of September 30, 2010 is shown below. The returns below may not be indicative of a Fund’s future performance.

The prospectuses for the Funds contain additional performance information under the heading “Financial Highlights.” Additional performance information and a discussion of performance are also included in each Fund’s most recent annual report to shareholders.

Average Annual Total Returns

	1 Year	5 Years	10 Years

Acquiring Fund — Class IB Shares (inception date: 10/4/89)	12.78%	0.14%	1.93%
Target Fund — Shares (inception date: 11/30/89)	8.0%	1.96%	2.96%

How do the management, investment adviser and other service providers of the Funds compare?

Invesco Advisers, Inc., a registered investment adviser, serves as primary investment adviser for each Fund pursuant to an investment advisory agreement. The advisory fee rates paid by each Fund to the investment adviser are the same. Other key service providers to the Target Fund, including the administrator, transfer agent, custodian, distributor and auditor, provide the same or substantially the same services to the Acquiring Fund. The Acquiring Fund’s prospectus, which accompanies this Proxy Statement/Prospectus, and SAI describe the services and other arrangements with these service providers.

How do the Funds’ purchase and repurchase procedures, distribution policies and exchange policies compare?

The purchase procedures for the Acquiring Fund and the Target Fund are substantially similar. Neither Fund’s shares are offered or traded in the secondary market and neither Fund’s shares are listed on any securities exchange, nor quoted on any quotation medium. No market is expected to develop for the shares of either Fund. Shares of the Target Fund and certain classes of the Acquiring Fund can be purchased through each Fund’s distributor on a continuous basis. The Acquiring Fund currently has five classes of shares: Class A Shares and Class C Shares, which are continuously offered, and Class B Shares, Class IB Shares and Class IC Shares, which are not continuously offered. In this Reorganization, the Acquiring Fund is offering Class IB Shares and all Target Fund shareholders will be receiving such Class IB Shares; Target Fund shareholders should understand that the Acquiring Fund does not continuously offer its Class IB Shares and thus, shareholders who seek to make additional purchases of the Acquiring Fund after the Reorganization would need to consider one of the Acquiring Fund’s continuously offered share classes.

The Funds are closed-end investment companies, and as such, do not redeem their shares. In an effort to provide shareholders with an opportunity to sell their shares, both the Acquiring Fund and the Target Fund conduct monthly repurchase offers to repurchase a percentage of such Fund’s shares from shareholders as a matter of fundamental policy that cannot be changed without shareholder approval. The repurchase amounts and procedures of the Funds are generally similar. As described above in the fee table, the Target Fund imposes an early withdrawal charge on repurchases of shares effected during the first year (3%), second year (2.5%), third year (2.0%) and fourth year (1.0%) after purchase. Target Fund shareholders who receive Class IB Shares of the Acquiring Fund in connection with the Reorganization will continue to pay such early withdrawal charges on repurchases of such shares on the same schedule and will receive credit for the length of time that they held shares of the Target Fund in the calculation of such early withdrawal charge.

The distribution and servicing arrangements and the exchange policies of the Funds are generally similar. For more information, see the section entitled “Comparison of Share Classes and Distribution Arrangements.”

Will the Acquiring Fund have different portfolio managers than the Target Fund?

Yes. The portfolio management team for the Target Fund has some of the same members as the portfolio management team for the Acquiring Fund, but the Acquiring Fund’s portfolio management team has some additional members. Information about the key individuals that comprise the portfolio management team for the Acquiring Fund is included in the section herein entitled “ADDITIONAL INFORMATION ABOUT THE FUNDS — Management of the Funds — Portfolio Management.”

Will there be any tax consequences resulting from the proposal?

The Reorganization is intended to qualify as a reorganization within the meaning of Section 368(a)(1) of the Code. If the Reorganization so qualifies, in general, a shareholder of the Target Fund will not recognize any taxable gain or loss upon receipt solely of shares of the Acquiring Fund in connection with the Reorganization. Additionally, the Target Fund will not recognize any taxable gain or loss as a result of the transfer of all of its assets and liabilities solely in exchange for shares of the Acquiring Fund or as a result of its liquidation. Shareholders should consult their tax adviser about state and local tax consequences of the Reorganization because the information about tax consequences in the Proxy Statement/Prospectus relates to the federal income tax consequences of the Reorganization only.

Who will pay the expenses of the Reorganization?

The Adviser will pay the expenses of the Reorganization.

When is the Reorganization expected to occur?

If shareholders of the Target Fund approve the Reorganization, it is anticipated that such Reorganization will occur in the second quarter of 2011.

How do I vote on the Reorganization?

There are several ways you can vote your shares, including in person at the Meeting, by mail, by telephone or via the Internet. The proxy card that accompanies this Proxy Statement/Prospectus provides detailed instructions on how you may vote your shares. If you properly fill in and sign your proxy card and send it to us in time to vote at the Meeting, your “proxy” (the individuals named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares FOR the proposal, as recommended by the Board, and in their best judgment on other matters.

What will happen if shareholders of the Target Fund do not approve the Reorganization?

If the shareholders of the Target Fund do not approve the Reorganization, the Target Fund’s Board will consider other possible courses of action for the Target Fund.

What if I do not wish to participate in the Reorganization?

If you do not wish to have your shares of the Target Fund exchanged for Class IB Shares of the Acquiring Fund as part of a Reorganization that is approved by shareholders, you may participate in one of the Target Fund’s monthly repurchase offers prior to the Closing. If you participate in a repurchase offer, you will incur any applicable early withdrawal charge and, if you hold shares in a taxable account, you will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.

Why are you sending me the Proxy Statement/Prospectus?

You are receiving this Proxy Statement/Prospectus because you own shares in the Target Fund as of the Record Date and have the right to vote on the very important proposal described herein concerning your Target Fund. The Proxy Statement/Prospectus contains information that shareholders of the Target Fund should know before voting on the proposed Reorganization. This document is both a proxy statement of the Target Fund and also a prospectus for the Acquiring Fund.

Where can I find more information about the Funds and the Reorganization?

Additional information about the Funds can be found in their respective prospectuses and SAIs. The remainder of this Proxy Statement/Prospectus contains additional information about the Reorganization. You are encouraged to read the entire document. If you need any assistance, or have any questions regarding the Reorganization or how to vote, please call the Fund at (800) 959-4246.

COMPARISON OF PRINCIPAL RISKS OF INVESTING IN THE FUNDS

This section describes the risks inherent in investing in the Funds. Since the Acquiring Fund and the Target Fund both, under normal market conditions, invest at least 80% of their assets in Senior Loans, the risks inherent in such investments apply to both such Funds and the risks associated with investments in the Funds are substantially similar. Senior Loans are business loans made to borrowers that may be corporations, partnerships or other entities (“Borrowers”). The interest rates on Senior Loans adjust periodically. Senior Loans have the most senior position in a Borrower’s capital structure or share the senior position with other senior debt securities of the Borrower. This capital structure position generally gives holders of Senior Loans a priority claim on some or all of the Borrower’s assets in the event of the default.

No trading market for Shares.  Both the Acquiring Fund and the Target Fund are closed-end management investment companies designed primarily for long-term investors and not as trading vehicles. While there are no restrictions on transferring shares of either Fund, neither Fund intends to list its shares for trading on any national securities exchange. There is no secondary trading market for either Fund’s shares. Investment in each Fund’s shares is illiquid. There is no guarantee that you will be able to sell all of the shares of either Fund that you desire to sell in any repurchase offer by such Fund.

Senior Loans.  Both the Acquiring Fund and the Target Fund invest at least 80% of their assets in Senior Loans and are subject to the risks associated therewith. There is less readily available, reliable information about most Senior Loans than is the case for many other types of securities. In addition, there is no minimum rating or other independent evaluation of a Borrower or its securities limiting the Fund’s investments, and each Fund’s investment adviser relies primarily on its own evaluation of Borrower credit quality rather than on any available independent sources. As a result, the Fund is particularly dependent on the analytical abilities of its investment adviser.

Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active trading market exists for many Senior Loans. As a result, many Senior Loans are illiquid, meaning that a Fund may not be able to sell them quickly at a fair price. The market for illiquid securities is more volatile than the market for liquid securities. The market could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates. Although each Fund believes that investing in adjustable rate Senior Loans should limit fluctuations in net asset value as a result of changes in interest rates, extraordinary and sudden changes in interest rates could nevertheless disrupt the market for Senior Loans and result in fluctuations in a Fund’s net asset value. However, many Senior Loans are of a large principal amount and are held by a large number of owners. In the Funds’ investment adviser’s opinion, this should enhance their liquidity. In addition, in recent years the number of institutional investors purchasing Senior Loans has increased. The risks of illiquidity are particularly important when a Fund’s operations require cash, and may in certain circumstances require that a Fund borrow to meet short-term cash requirements. Illiquid securities are also difficult to value.

Selling lenders and other persons positioned between a Fund and the Borrower will likely conduct their principal business activities in the banking, finance and financial services industries. A Fund may be more at risk to any single economic, political or regulatory occurrence affecting such industries.

Borrower credit risk.  Senior Loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a Senior Loan will result in a reduction in income to a Fund, a reduction in the value of the Senior Loan and a potential decrease in a Fund’s net asset value. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates.

Each Fund may acquire Senior Loans of Borrowers that are experiencing, or are more likely to experience, financial difficulty, including Senior Loans issued in highly leveraged transactions. Each Fund may even acquire and retain in its portfolio Senior Loans of Borrowers that have filed for bankruptcy protection. Because of the protective terms of Senior Loans, the investment adviser believes that each Fund is more likely to recover more of its investment in a defaulted Senior Loan than would be the case for most other types of defaulted debt securities. Nevertheless, even in the case of collateralized Senior Loans, there is no assurance that sale of the collateral would raise enough cash to satisfy the Borrower’s payment obligation or that the collateral can or will be liquidated. In the case of bankruptcy, liquidation may not occur and the court may not give Lenders the full benefit of their senior position. Uncollateralized Senior Loans involve a greater risk of loss.

The following table sets forth the percentage of Senior Loan assets invested in rated and unrated obligations (using Standard & Poor’s rating categories), based on valuations as of January 31, 2011, for the Acquiring Fund, the Target Fund and on a pro forma basis for the Acquiring Fund as if the Reorganization had taken place on that date:

	Actual		Pro Forma
	Invesco Van Kampen	Invesco Prime	Invesco Van Kampen
	Senior Loan Fund	Income Trust	Senior Loan Fund

Rated Obligations
BBB	1.86%	1.96%	1.92%
BB	31.36%	35.04%	33.71%
B	45.65%	40.31%	42.24%
CCC	7.48%	8.38%	8.06%
CC	0.14%	0.86%	0.60%
Unrated Obligations	13.51%	13.45%	13.47%

The Funds attempt to manage Borrower credit risks through selection of a varied portfolio of Senior Loans and careful analysis and monitoring of Borrowers. Nevertheless, investors should expect that each Fund’s net asset value will fluctuate as a result of changes in the credit quality of Borrowers and other factors.

Investment in non-U.S. issuers.  The Acquiring Fund may invest up to 20% of its total assets in Senior Loans to Borrowers that are organized or located in countries other than the United States, provided that no more than 5% of these Senior Loans or other assets are non-U.S. dollar denominated. The Target Fund may invest without limitation in Senior Loans which are made to non-U.S. Borrowers that are U.S. dollar denominated and may invest up to 20% of its total assets in non-U.S. dollar denominated Senior Loans or debt securities. Therefore, both Funds are subject to the risks associated with investment in non-U.S. issuers; however, the Target Fund may have greater exposure to the risks associated with non-U.S. dollar denominated Senior Loans and debt securities. Investment in non-U.S. issuers involves special risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than U.S. issuers, less rigorous regulatory requirements, different legal systems and laws relating to creditors’ rights, the potential inability to enforce legal judgments and the potential for political, social and economic adversity. Investments by a Fund in non-U.S. dollar denominated investments will be subject to currency risk. Currency risk is the risk that fluctuations in the exchange rates between the U.S. dollar and non-U.S. currencies may negatively affect an investment. The value of investments denominated in non-U.S. currencies may fluctuate based on changes in the value of those currencies relative to the U.S. dollar, and a decline in applicable foreign exchange rates could reduce the value of such investments held by a Fund.

Warrants, equity securities and junior debt securities.  Both the Acquiring Fund and the Target Fund may invest in warrants, equity securities and junior debt securities. Such securities have a subordinate claim on a Borrower’s assets as compared with Senior Loans. As a result, the values of warrants, equity securities and junior debt securities generally are more dependent on the financial condition of the Borrower and less dependent on fluctuations in interest rates than are the values of many debt securities. The values of warrants, equity securities and junior debt securities may be more volatile than those of Senior Loans and thus may increase the volatility of a Fund’s net asset value.

Assignments.  Both the Acquiring Fund and the Target Fund may purchase assignments from lenders and other third parties. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement. Assignments may, however, be arranged through private negotiations, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

Participations.  The Acquiring Fund and the Target Fund may purchase participations in Senior Loans. Under a participation, a Fund generally will have rights that are more limited than the rights of Lenders or of persons who acquire a Senior Loan by assignment. In a participation, a Fund typically has a contractual relationship with the Lender selling the participation, but not with the Borrower. As a result, a Fund assumes the credit risk of the Lender selling the participation in addition to the credit risk of the Borrower. In the event of the insolvency of the Lender selling the participation, a Fund may be treated as a general creditor of the Lender and may not have a senior claim to the Lender’s interest in the Senior Loan. Certain participations in Senior Loans are illiquid, meaning a Fund may not be able to sell them quickly at a fair price. Illiquid securities are also difficult to value. The Acquiring Fund presently does not intend to invest more than 5% of its net assets in participations in Senior Loans; the Target Fund does not currently have such a limitation on its investments in participations in Senior Loans, and therefore may have greater exposure to the risks associated with purchasing participations in Senior Loans. However, the Target Fund will only acquire participations if the selling participant and the party interpositioned between the Target Fund and the Borrower is a commercial bank or other financial institution with an investment grade long-term debt rating from either S&P or Moody’s, or with outstanding commercial paper rated at least in the top two rating categories of either S&P or Moody’s or, unrated but deemed to be of comparable quality by the Target Fund’s investment adviser.

Repurchase offer risks.  Both the Acquiring Fund and the Target Fund make monthly offers to repurchase their shares pursuant to fundamental policies that cannot be changed without shareholder approval. If a Fund repurchases more shares than it is able to sell, such Fund’s net assets may decline and its expense ratios may increase, and such Fund’s ability to achieve its investment objective may be adversely affected. Moreover, this may force a Fund to sell assets it would not otherwise sell, and a Fund may be forced to dispose of assets that may have declined in value. A Fund may borrow money to, among other things, finance repurchases of shares. The rights of any lenders to a Fund to receive payments of interest on and repayments of principal of any borrowings will be senior to the rights of shareholders. The loan agreement for any borrowing likely will limit certain activities of a Fund, including the payment of dividends to holders of shares in certain circumstances. Interest payments and fees incurred in connection with borrowings to finance repurchases of shares will reduce the amount of net income available for payment to shareholders and may increase volatility of the net asset value of each Fund’s shares.

Financial leverage.  Both the Acquiring Fund and the Target Fund may utilize financial leverage in the form of borrowing or issuing preferred shares to the maximum amount allowable under the Investment Company Act of 1940, as amended (the “1940 Act”). There are risks associated with borrowing or issuing preferred shares in an effort to increase the yield and distributions on a Fund’s common shares, including that the costs of the financial leverage exceed the income from investments made with such leverage, the higher volatility of the net asset value of the common shares, and that fluctuations in the interest rates on the borrowing or dividend rates on preferred shares may affect the yield and distributions to the common shareholders. A Fund’s use of leverage also may impair the ability of such Fund to maintain its qualification for federal income taxes as a regulated investment company.

As long as a Fund is able to invest the proceeds of any financial leverage in Senior Loans or other investments that provide a higher net return than the then cost of such financial leverage (i.e., the current interest rate on any borrowing or dividend rate of any preferred shares after taking into account the expenses of any borrowing or preferred shares offering) and such Fund’s operating expenses, the effect of leverage will be to cause the common shareholders to realize a higher current rate of return than if such Fund were not leveraged. However, if the current costs of financial leverage were to exceed the return on such proceeds after expenses (which the investment adviser believes to be an unlikely scenario), the common shareholders would have a lower rate of return than if such Fund had an unleveraged capital structure.

During any annual period when a Fund has a net payable on the interest due on borrowings or the dividends due on any outstanding preferred shares, the failure to pay on such amounts would preclude such Fund from paying dividends on the common shares. The rights of lenders to each Fund to receive interest on and repayment of principal on any borrowings will be senior to those of the holders of the common shares, and the terms of any such borrowings may contain provisions which limit certain activities of such Fund, including the payment of dividends to holders of common shares in certain circumstances, and may require a Fund to pledge assets to secure such borrowings. Further, the terms of such borrowings may, and the 1940 Act does (in certain circumstances), grant to the lenders to a Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In addition, under the 1940 Act, a Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration and after deducting the amount of such dividend or distribution, such Fund is in compliance with the asset coverage requirements of the 1940 Act. Such prohibition on the payment of dividends or distributions might impair the ability of a Fund to maintain its qualification, for federal income tax purposes, as a regulated investment company. Each Fund intends, however, to the extent possible, to repay borrowings or redeem any outstanding preferred securities from time to time if necessary, which may involve the payment by such Fund of a premium and the sale by such Fund of portfolio securities at a time when it may be disadvantageous to do so, to maintain compliance with such asset coverage requirements.

If there are preferred shares issued and outstanding, holders of the preferred shares of a Fund will elect two Trustees of such Fund. In addition, the terms of any preferred shares or borrowing may entitle holders of the preferred shares or lenders, as the case may be, to elect a majority of the Board of Trustees of such Fund in certain other circumstances.

Structured products.  The Acquiring Fund and the Target Fund also may invest up to 10% of its total assets in certain structured products. Generally, investments in structured products are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments (such as Senior Loan interests) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. The cash flow or rate of return on a structured product may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product. Holders of structured products bear risks of the underlying index or reference obligation and are subject to counterparty risk.

Certain investment practices.  Both the Acquiring Fund and the Target Fund may use various investment practices that involve special risks, including engaging in interest rate and other hedging and risk management transactions. Certain of these interest rate hedging and risk management transactions may be considered to involve derivative instruments. A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, security or asset. The values of certain derivatives can be affected dramatically by even small market movements, sometimes in ways that are difficult to predict. The successful utilization of these types of transactions for hedging and risk management purposes requires skills different from those needed in the selection of the Fund’s portfolio securities and, in part, depends on the Funds’ investment adviser’s ability to predict correctly the direction and extent of movements in interest rates. If a default occurs by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws which could affect a Fund’s rights as a creditor. There can be no assurance, however, that a Fund will be able to enter into transactions or on terms the Adviser believes are advantageous to a Fund. In addition, although the terms of certain transactions may provide for termination, there can be no assurance that a Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased. A Fund will incur brokerage and other costs in connection with its hedging transactions.

Anti-takeover provisions.  The Declaration of Trust of each of the Acquiring Fund and the Target Fund includes provisions that could limit the ability of other persons to acquire control of each Fund or to change the composition of its Board of Trustees.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Investment Objective

The Funds have the same investment objective. Each Fund’s investment objective is to provide a high level of current income, consistent with preservation of capital. Each Fund’s investment objective is a fundamental policy of such Fund and cannot be changed without shareholder approval.

Comparison of Principal Investment Strategies

The following section compares the principal investment strategies of the Target Fund with the principal investment strategies of the Acquiring Fund and highlights any key differences. In addition to the principal investment strategies described below, each Fund is also subject to certain additional investment policies and limitations, which are described in each Fund’s prospectus and SAI. The cover page of this Proxy Statement/Prospectus describes how you can obtain copies of these documents. A comparison of the principal risks associated with the Funds’ investment strategies is described above under “Comparison of Principal Risks of Investing in the Funds.”

Principal Investment Strategies.  The investment strategies of the Acquiring Fund and the Target Fund are substantially similar. Under normal market conditions, the Acquiring Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in Senior Loans. The Acquiring Fund’s policy may be changed by such Fund’s Board of Trustees upon 60 days written notice to shareholders, although there is no current intention to do so. Under normal market conditions, the Target Fund invests at least 80% of its total assets in Senior Loans. The Target Fund’s policy is a fundamental policy and may not be changed without shareholder approval.

Senior Loans are business loans made to Borrowers that may be corporations, partnerships or other entities. The interest rates on Senior Loans adjust periodically. Senior Loans have the most senior position in a Borrower’s capital structure or share the senior position with other senior debt securities of the Borrower. This capital structure position generally gives holders of Senior Loans a priority claim on some or all of the Borrower’s assets in the event of default.

Other Important Strategies.  Under normal market conditions, the Acquiring Fund may invest up to 20% of its total assets in Senior Loans that are not secured by any specific collateral; and may invest up to 20% of its total assets in Senior Loans made to non-U.S. Borrowers provided that no more than 5% of these Senior Loans or other assets are non-U.S. dollar denominated; and the Acquiring Fund may invest up to 20% of its total asset in any combination of (1) warrants and equity securities, in each case the Acquiring Fund must own or acquire a Senior Loan of the same issuer, (2) junior debt securities or securities with a lien on collateral lower than a senior claim on collateral (collectively, “junior debt securities”), (3) high quality short-term debt securities, (4) credit-linked deposits and (5) Treasury Inflation Protected Securities (“U.S. TIPS”) and other inflation-indexed bonds issued bonds issued by the U.S. government, its agencies or instrumentalities. The Acquiring Fund may also enter into various interest rate hedging and risk management transactions.

Similarly, under normal market conditions, the Target Fund may invest up to 20% of its total assets in cash or short-term high quality money-market instruments, credit-linked deposits, junior debt securities, and in loans that hold the most senior position in a Borrower’s capital structure, but that are not secured by any specific collateral. The Target Fund may invest without limitation in Senior Loans made to non-U.S. Borrowers that are U.S. dollar denominated and may invest up to 20% of its total assets in any combination of non-U.S. dollar denominated Senior Loans or other debt securities. The Target Fund may also enter into various interest rate hedging and risk management transactions, including interest rate swaps, caps and floors, credit default swaps, financial futures and options; and may invest in forward foreign currency exchange contracts. The Target Fund may invest up to 10% of its total assets in structured notes, credit default swaps or other types of structured investments.

Both the Acquiring Fund and the Target Fund may purchase and sell interests in Senior Loans and other securities on a when-issued or delayed delivery basis. Both Funds may also enter into repurchase agreements and reverse repurchase agreements. In addition, the Target Fund may lend its portfolio securities to brokers, dealers, banks and other institutional investors. The Acquiring Fund does not lend its portfolio securities.

Both the Acquiring Fund and the Target Fund may utilize financial leverage in the form of borrowings and/or preferred shares to the maximum extent allowable under the 1940 Act. Each of the Acquiring Fund and the Target Fund have entered into credit facilities. Each Fund’s Board of Trustees and Adviser regularly reviews each Fund’s use of financial leverage (i.e., the relative costs and benefits of leverage on such Fund’s common shares) and reviews the alternative means to leverage (i.e., the relative benefits and costs of borrowing versus issuing preferred shares). If Target Fund shareholders approve the Reorganization, it is anticipated that in connection with the Closing, the Acquiring Fund will seek to amend the terms of its current credit facility, which will likely increase the amount of such facility, and then use the proceeds of such increase to pay off the credit facility assumed from the Target Fund upon the Closing or as soon as practicable thereafter. The Acquiring Fund intends to maintain a similar leverage ratio after the assets of the Target Fund are combined with those of the Acquiring Fund upon such closing.

Both the Acquiring Fund and the Target Fund may follow other strategies that are not fully identified above. A complete description of each Fund’s investment strategies may be found in its respective prospectus and SAI. The Acquiring Fund’s prospectus accompanies this Proxy Statement/Prospectus.

Comparison of Fundamental and Non-Fundamental Investment Restrictions

Differences between the fundamental and non-fundamental investment restrictions of the Target Fund and the Acquiring Fund are summarized below. Fundamental investment restrictions of a Fund cannot be changed without shareholder approval. Non-fundamental investment restrictions of a Fund can be changed by a Fund’s Board of Trustees.

Each Fund has adopted fundamental investment restrictions concerning, among other things, borrowing and loaning money, issuing senior securities, underwriting, and investing in commodities. The fundamental investment restrictions of the Target Fund and the Acquiring Fund are substantially similar for each of these restrictions. The Funds also have similar investment restrictions relating to short sales, use of options, and investing in other investment companies; however, these are fundamental restrictions for the Acquiring Fund and non-fundamental restrictions for the Target Fund, which means that they can be changed by the Target Fund Board, although there is no present intention to do so.

Each Fund has adopted a fundamental investment restriction relating to concentrating the Fund’s investments in particular industries; however, the Target Fund provides for concentration in financial institutions and their holding companies, while the Acquiring Fund does not. Furthermore, the Funds have different standards for identifying what will be treated as separate industries for purposes of the restriction on concentration. Both Funds state that the electric, gas, water and telephone utility industries will be treated as separate industries, but in addition, the Acquiring Fund states that commercial banks, thrift institutions and finance companies will be treated as separate industries for purposes of this restriction.

Each Fund limits purchases of securities if, as a result, more than 5% of the Fund’s total assets would then be invested in securities of a single issuer or if the Fund would hold more than 10% of the outstanding voting securities of any single issuer. Notwithstanding the foregoing, each Fund may invest up to 25% of the Fund’s total assets in the securities of any one issuer.

The Acquiring Fund also has fundamental investment restrictions restricting the Acquiring Fund from (i) investing for the purpose of exercising control or management of another company, (ii) investing in interests in oil, gas, or mineral exploration or development programs and (iii) making purchases on margin. The Target Fund does not have similar investment restrictions.

As stated above, the Target Fund’s investment objective and policy to invest at least 80% of its total assets in Senior Loans are both fundamental policies of such Fund that cannot be changed without shareholder approval. The Acquiring Fund’s investment objective is fundamental, but its policy to invest at least 80% of its net assets (plus borrowings for investment purposes) in Senior Loans is not fundamental and may be changed by such Fund’s Board of Trustees, although there is no current intention to do so. Both the Acquiring Fund and the Target Fund have adopted additional fundamental policies in relation to its repurchase offers, which cannot be changed without shareholder approval. A description of each of these policies is provided in each Fund’s prospectus.

Both the Acquiring Fund and the Target Fund may be subject to other investment restrictions that are not fully identified above. The complete list of each Fund’s fundamental and non-fundamental investment restrictions may be found in its respective SAI.

Management of the Funds

Boards of Trustees.  The management of each Fund, including general supervision of the duties performed by the investment adviser, is the responsibility of each Fund’s Board of Trustees.

Investment Adviser.  Invesco Advisers, Inc., a registered investment adviser, serves as primary investment adviser for each Fund pursuant to an investment advisory agreement. Invesco Advisers is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Invesco Advisers, Inc. has acted as an investment adviser since its organization in 1976 and has served as investment adviser to each Fund since June 2010. As of December 31, 2010, Invesco Advisers, Inc. had $292.4 billion under management. Invesco Advisers, Inc. is an indirect, wholly owned subsidiary of Invesco. Each Fund is overseen by the same officers.

The advisory agreement applicable to the Funds provides that Invesco Advisers, Inc. may delegate any and all of its rights, duties and obligations to one or more wholly owned affiliates of Invesco as sub-advisers (the “Invesco Sub-Advisers”). Pursuant to a Master Sub-Advisory Agreement, the Invesco Sub-Advisers may be appointed by Invesco Advisers, Inc. from time to time to provide discretionary investment management services, investment advice, and/or order execution services to a Fund. The Invesco Sub-Advisers, each of which is an indirect, wholly owned subsidiary of Invesco and a registered investment adviser under the Investment Advisers Act of 1940, are:

•	Invesco Asset Management Deutschland GmbH;

•	Invesco Asset Management Limited;

•	Invesco Australia Limited;

•	Invesco Trimark Ltd.

•	Invesco Hong Kong Limited;

•	Invesco Asset Management (Japan) Limited;

•	Invesco Senior Secured Management, Inc.; and

Each Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of such Fund as follows:

Average Daily Net Assets	% Per Annum

First $500 million	0.900%
Next $1 billion	0.850%
Next $1 billion	0.825%
Next $500 million	0.800%
Over $3 billion	0.775%

If the Reorganization is completed, the Adviser will continue to receive compensation at the rate set forth in the fee schedule above applied to the average daily net assets of the combined fund.

Portfolio Management.  Investment decisions for the Acquiring Fund are made by the investment management team at Invesco Senior Secured Management, Inc. (“Invesco Senior Secured”). Some of the members of the portfolio management team managing the Target Fund comprise the portfolio management team that manages the Acquiring Fund. The following individuals are primarily responsible for the day-to-day management of the Acquiring Fund, and are expected to continue in such role following the Reorganization.

•	Mr. Thomas Ewald, Portfolio Manager, has been managing the Acquiring Fund since 2010 and has been associated with Invesco Senior Secured and/or its affiliates since 2000.

•	Mr. Philip Yarrow, Portfolio Manager, has been managing the Acquiring Fund since March 2007 and has been associated with Invesco Senior Secured and/or its affiliates since 2010. From 2005-2010 and prior to joining Invesco Senior Secured, Mr. Yarrow was an Executive Director with Morgan Stanley.

The Acquiring Fund’s SAI provides additional information about the portfolio managers’ investments in the Acquiring Fund, a description of the compensation structure and information regarding other accounts managed.

Administrator of the Funds

Invesco Advisers, Inc., each Fund’s investment adviser, also serves as each Fund’s administrator pursuant to an administration agreement between such Fund and Invesco Advisers, Inc. The services provided by Invesco Advisers, Inc., as administrator to the Acquiring Fund and the Target Fund are substantially similar. For the services rendered to each Fund and related services borne by the administrator, each of the Target Fund and the Acquiring Fund pays a fee, accrued daily and paid monthly, at the annualized rate of 0.25% of such Fund’s average daily net assets. More information regarding the Administrator and services provided thereby can be found in the Acquiring Fund’s prospectus and SAI. If the Reorganization is completed, Invesco Advisers, Inc., as administrator will continue to receive compensation at the rate set forth herein.

Comparison of Share Classes and Distribution Arrangements

The Target Fund continuously offers through its distributor one class of common shares of beneficial interest, par value $0.01 per share. Such class of shares is proposed to be reorganized into Class IB common shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund, which are not currently offered for sale by the Acquiring Fund. The Acquiring Fund offers through its distributor Class A Shares and Class C Shares on a continuous basis, although this Proxy Statement/Prospectus only offers Class IB Shares of the Acquiring Fund in connection with the proposed Reorganization. The Board of Trustees of each Fund may authorize separate classes of shares together with such designation of preferences, rights, voting powers, restrictions and limitations, qualifications or terms as may be determined from time to time by the Trustees of such Fund. The offering price of both the Target Fund shares and the Acquiring Fund Class IB Shares is based upon such Fund’s net asset value per share.

Comparison of Purchase and Repurchase of Shares Procedures

The purchase and repurchase procedures of shares employed by the Target Fund and the Acquiring Fund are substantially the same. The Target Fund offers its single class of shares and the Acquiring Fund offers certain classes of its shares on a continuous basis. The Acquiring Fund currently has five classes of shares: Class A Shares and Class C Shares are continuously offered and Class B Shares, Class IB Shares and Class IC Shares are not continuously offered. In this Reorganization, the Acquiring Fund is offering class IB Shares and all Target Fund shareholders will be receiving such Class IB Shares; Target Fund shareholders should understand that the Acquiring Fund does not continuously offer its Class IB Shares and thus, shareholders who seek to make additional purchases of the Acquiring Fund after the Reorganization would need to consider one of the Acquiring Fund’s continuously offered share classes. Shares of the Funds may be purchased directly through their distributor, through the transfer agent and through other authorized financial intermediaries. Investors may purchase both initial and additional shares by mail, wire, telephone or the internet. The Acquiring Fund prospectus enclosed with this Proxy Statement/Prospectus describes in detail how shareholders can purchase Acquiring Fund shares. Class A Shares and Class C Shares of the Acquiring Fund and shares of the Target Fund require a minimum investment of $1,000 ($250 for IRA, Roth IRA, and Coverdell Education Savings Accounts); and for both Funds, the minimum subsequent investment amount is $100. For accounts participating in a systematic investment program, the minimum investment is $100 ($25 for IRA, Roth IRA, and Coverdell Education

Savings Accounts). Certain exemptions apply as set forth in the Funds’ prospectuses. The foregoing investment minimums will not apply to Class IB Shares of the Acquiring Fund received in connection with a Reorganization.

To provide shareholders with a degree of liquidity, each of the Acquiring Fund and the Target Fund make monthly offers to repurchase their shares from shareholders, as a matter of fundamental policy that cannot be changed without shareholder approval. In general, each Fund conducts monthly repurchase offers for not less than 5% and up to a maximum of 25% of its outstanding shares at net asset value. An early withdrawal charge is imposed on Target Fund shares and on Class IB Shares of the Acquiring Fund received in connection with the Reorganization, held for four years or less (calculated from the last day of the month in which the shares were purchased). The early withdrawal charge described herein is the same for the Target Fund shares as for the Acquiring Fund Class IB Shares offered herein. The early withdrawal charge will be imposed on the number of Class IB Shares of the Acquiring Fund accepted for repurchase the value of which exceeds the aggregate value at the time the repurchase is accepted of (a) all Class IB Shares in the account purchased more than four years prior to such acceptance, (b) all Class IB Shares in the account acquired through reinvestment of dividends and distributions and (c) the increase, if any, of value of all other Class IB Shares in the account (namely those purchased within four years preceding the acceptance) over the purchase price of such shares. Accordingly, the early withdrawal charge is not imposed on shares acquired through reinvestment of dividends and distributions or on any increases in net asset value of shares above the initial purchase price. In determining whether an early withdrawal charge is payable, it is assumed that the acceptance of a repurchase offer would be made from the earliest purchase of shares. Target Fund shareholders receiving Class IB Shares of the Acquiring Fund in connection with the Reorganization will receive credit for the length of time they held shares of the Target Fund in determining the early withdrawal charge that applies, if any. An early withdrawal charge which is required to be imposed will be made in accordance with the following schedule:

Year After Purchase	Early Withdrawal Charge

First	3.0%
Second	2.5%
Third	2.0%
Fourth	1.0%
Fifth and thereafter	None

The early withdrawal charge is waived on repurchases of Target Fund shares and Acquiring Fund Class IB Shares offered herein purchased subject to an early withdrawal charge pursuant to a repurchase offer (i) if the repurchase occurs within one year following the death or disability (as disability is defined in Section 72(m)(7) of the Code) of a shareholder or (ii) if the Fund’s distributor has not made a reallowance to a dealer at the time of purchase of such shares. Under the Code, a person is considered “disabled” if such person “is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration.” The distributor will require satisfactory proof of death or disability before the early withdrawal charge will be waived. For a more complete description of early withdrawal charge waivers, please contact your authorized dealer.

Dealers of the Target Fund’s shares and the Acquiring Fund’s Class IB Shares receive ongoing compensation related to the outstanding shares sold of the respective Fund. The compensation related to such shares is paid by the respective Fund’s adviser and/or distributor. For those Class IB Shares issued in connection with the Reorganization, Target Fund dealers will receive ongoing compensation related to such Class IB Shares received in the Reorganization based on the compensation schedule set forth in the Acquiring Fund’s prospectus with credit dating back to the original date of purchase of the underlying Target Fund’s shares. For more information, see the section in the Acquiring Fund’s prospectus entitled “Purchase of Shares — Sales Compensation”.

Comparison of Exchange Policies

The Acquiring Fund has an exchange privilege which permits shareholders to exchange their shares of the Acquiring Fund for shares of the same class of certain funds advised by Invesco Advisers, Inc. (a “Participating Fund”) based on the net asset value per share of each fund determined on the Acquiring Fund’s next repurchase pricing date, after the Acquiring Fund makes a repurchase pursuant to a repurchase offer, without any sales charge or early withdrawal charge, but subject to minimum purchase requirements and certain limitations. Target Fund shareholders who receive Class IB Shares of the Acquiring Fund in connection with the Reorganization who wish to participate in one of the Acquiring Fund’s repurchase offers may elect to receive, in lieu of cash, the proceeds from any tender and repurchase of such Class IB Shares in Class A Shares of a Participating Fund (not including the Acquiring Fund), subject to the above limitations. Target Fund shareholders who receive Class IB Shares of the Acquiring Fund in connection with the Reorganization will be subject to the same early withdrawal charge schedule applicable to their shares of the Target Fund, as described above in the fee table. Although the early withdrawal charge that normally would be applicable to a tender of such Class IB Shares of the Acquiring Fund is waived when shareholders exchange their Class IB Shares for Class A Shares of a Participating Fund, such Class A Shares of such Participating Fund immediately become subject to a contingent deferred sales charge schedule equivalent to the early withdrawal charge schedule applicable to Class IB Shares of the Acquiring Fund (which is the same early withdrawal charge schedule applicable to the current Target Fund shares). Thus, Class A Shares of the Participating Funds may be subject to a contingent deferred sales charge upon a subsequent redemption from such Participating Funds. The purchase of Class A Shares of such Participating Funds will be deemed to have occurred at the time of the initial purchase of Target Fund shares for purposes of calculating the applicable contingent deferred sales charge. More information regarding the Acquiring Fund’s exchange privilege, including the procedures for doing so, can be found in the Acquiring Fund’s prospectus that accompanies this Proxy Statement/Prospectus.

The Target Fund does not currently have an exchange privilege.

Comparison of Distribution Policies

The Acquiring Fund and the Target Fund generally declare dividends from net investment income daily and pay them monthly, and make long-term and short-term capital gains distributions, if any, at least annually. Each Fund may also declare and pay capital gains distributions more than once per year as permitted by law. If the Reorganization is completed, the Acquiring Fund intends to continue to adhere to this policy.

Dividend Reinvestment Plan

The Acquiring Fund and the Target Fund each offer a dividend reinvestment plan under which shareholders may elect to have all distributions of dividends and capital gains automatically reinvested in additional shares of such Fund purchased at net asset value. If the Reorganization is approved by shareholders, Target Fund shareholders who receive Acquiring Fund Class IB Shares in the Reorganization will automatically have their distributions reinvested in additional Class IB Shares of the Acquiring Fund. Shareholders may instruct the Acquiring Fund otherwise, including to receive cash or to invest the distributions in another Invesco fund at the next determined net asset value, by following the instructions in the Acquiring Fund’s prospectus, which accompanies this Proxy Statement/Prospectus.

Forms of Organization and Securities to be Issued

The Acquiring Fund and the Target Fund are both unincorporated business trusts established under the laws of The Commonwealth of Massachusetts. As a result, there are no material differences between the rights of shareholders under the governing state laws of the Target Fund and the Acquiring Fund. Each share of the Acquiring Fund and the Target Fund, as the case may be, represents an equal proportionate interest in the assets of the such Fund with each other share in such Fund; and each such share is entitled to equal dividend, liquidation, redemption and voting rights, except where class voting is required by a Fund’s governing instruments, the Board or applicable law, in which case shareholders of a class will have exclusive voting rights on matters affecting only that class. Since the Target Fund only has one class of shares currently outstanding, class voting is not applicable to such Fund. Although shareholders of an unincorporated business trust established under the laws of The Commonwealth of Massachusetts, in certain limited circumstances, may be held personally liable for the obligations of the trust as though they were general partners, provisions of each Fund’s declaration of trust make the likelihood of such personal liability remote. More information about the voting, dividend and other rights associated with shares of the Funds can be found in the Funds’ SAI.

Upon closing of the Reorganization, Acquiring Fund shares will be credited to Target Fund shareholders on a book-entry basis only. The Acquiring Fund shall not issue certificates representing shares in connection with the exchange of Target Fund shares, irrespective of whether Target Fund shareholders hold their shares in certificated form. Upon closing of the Reorganization, all outstanding certificates representing shares of the Target Fund will be cancelled.

Where to Find More Information

For more information with respect to each Fund concerning the following topics, please refer to the following sections of the Funds’ prospectuses and/or SAIs: (i) see “Investment Advisory Agreement” in the Target Fund’s prospectus, “Management of the Trust” in the Target Fund’s SAI, “Management of the Fund” in the Acquiring Fund’s prospectus and “Fund Management” in the Acquiring Fund’s SAI for more information about the management of a Fund; (ii) see “Dividends and Distributions” in the Target Fund’s prospectus and “Distributions from The Fund” in the Acquiring Fund’s prospectus for more information about a Fund’s policy with respect to dividends and distributions; and (iii) see “Share Repurchases and Tenders,” “Purchase of Shares” and “Tax Consequences” in the Target Fund’s prospectus and “Purchase of Shares,” “Repurchase of Shares” and “Federal Income Taxation” in the Acquiring Fund’s prospectus for more information about the pricing, purchase, and repurchase of shares of a Fund and tax consequences to shareholders of various transactions in shares of a Fund.

THE PROPOSED REORGANIZATION

Summary of Agreement and Plan of Reorganization

The terms and conditions under which the Reorganization may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the form of Agreement, a copy of which is attached as Exhibit E to this Proxy Statement/Prospectus.

If shareholders of the Target Fund approve the Agreement and other closing conditions are satisfied, the assets of the Target Fund will be delivered to the Acquiring Fund’s custodian for the account of the Acquiring Fund in exchange for the assumption by the Acquiring Fund of the liabilities of the Target Fund and delivery by the Acquiring Fund to the Target Fund for further delivery to the holders of record of the issued and outstanding shares of the Target Fund of a number of Class IB Shares of the Acquiring Fund (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the value of the net assets of the Target Fund so transferred, all determined and adjusted as provided in the Agreement. The value of your account with the Acquiring Fund immediately after the Reorganization will be the same as the value of your account with the Target Fund immediately prior to the Reorganization.

The Target Fund and Acquiring Fund will be requested to make representations and warranties in the form of Agreement that are customary in matters such as the Reorganization.

If shareholders of the Target Fund approve the Reorganization and if all of the closing conditions set forth in the Agreement are satisfied or waived, consummation of the Reorganization is expected to occur in the second quarter of 2011 (the “Closing Date”), immediately prior to the opening of regular trading on the New York Stock Exchange on the closing date of the Reorganization. Following receipt of the requisite shareholder vote in favor of the Reorganization and as soon as reasonably practicable after the closing, the outstanding shares of the Target Fund will be terminated in accordance with its governing documents and applicable law.

The Agreement may be terminated and the Reorganization may be abandoned at any time by mutual agreement of the parties. The Agreement may be amended or modified in a writing signed by the parties to the Agreement.

Board Considerations in Approving the Reorganization

As discussed above, on June 1, 2010, Invesco acquired the retail mutual fund business of Morgan Stanley, which included 92 Morgan Stanley and Van Kampen branded funds. This transaction filled gaps in Invesco’s product line-up and has enabled Invesco to expand its investment offerings to retail customers. The transaction also resulted in significant product overlap. The Reorganization proposed in this Proxy Statement/Prospectus is part of a larger group of reorganizations across Invesco’s mutual fund platform. The reorganizations are designed to put forth Invesco’s most compelling investment processes and strategies, reduce product overlap and create scale in the resulting funds.

Meetings of the Board were held to review and consider the Reorganization. The trustees who are not “interested persons,” as that term is defined in the 1940 Act, of the Target Fund (the “Independent Trustees”) held a separate meeting prior to the meeting of the full Board to consider these matters. The Independent Trustees have been advised on this matter by independent counsel to the Independent Trustees and by the independent Senior Officer, an officer of the Target Fund who reports directly to the Independent Trustees. The Board requested and received from Invesco Advisers and Invesco Distributors, Inc. (“IDI”) written materials containing relevant information about the Funds and the proposed Reorganization, including fee and expense information on an actual and pro forma estimated basis, and comparative portfolio composition and performance data.

The Board considered the potential benefits and costs of the Reorganization to the Target Fund, the Acquiring Fund and their respective shareholders. The Board reviewed detailed information comparing the following information for the Target Fund and the Acquiring Fund: (1) investment objectives, policies and restrictions; (2) portfolio management; (3) portfolio composition; (4) the comparative short-term and long-term investment performance; (5) the current expense ratios and expense structures, including contractual investment advisory fees; (6) the expected federal income tax consequences to the Funds, including any impact on capital loss carry forwards; and (7) relative asset size and net purchase (redemption) trends. The Board also considered the benefits to the Target Fund of (i) combining with a similar fund to create a larger fund with a more diversified shareholder base, (ii) Invesco Advisers or one of its affiliates’ paying the expenses related to the Reorganization, and (iii) the expected tax free nature of the Reorganization for the Target Fund for federal income tax purposes. The Board also considered that the total annual operating expenses for the Target Fund shareholders after fee waivers and expense reimbursements, including interest expenses, is expected to increase. The Board also considered the overall goal of the Reorganization to rationalize the Invesco family of funds to enable IDI to better focus on the combined Fund to promote additional asset growth. The Board considered the following additional matters:

(i) that the investment objective of the Target Fund and the Acquiring Fund are the same and the strategies and related risks of the Target Fund and the Acquiring Fund are substantially similar;

(ii) many of the same individuals serve on the portfolio management team for both funds, and

(iii) that Target Fund shareholders would become shareholders of the Acquiring Fund with the same advisory fee rate schedule, including breakpoints, and thus a lower effective investment advisory fee (based on the combined pro forma assets of the Acquiring Fund) and the same total annual operating expenses after fee waivers and/or expense reimbursements, excluding interest expenses, on a pro forma basis for at least one year following the Reorganization. The Board also considered that total annual operating expenses, including the interest expenses, would increase for Target Fund shareholders upon the close of the Reorganization.

Based upon the information and considerations described above, the Board, on behalf of the Target Fund, determined that shareholders of the Target Fund could potentially benefit from the growth in assets realized by the Reorganization. The Board concluded that the Reorganization is in the best interests of the Target Fund and that no dilution of value would result to the shareholders of the Target Fund from the Reorganization. Consequently, the Board approved the Agreement and the Reorganization.

Federal Income Tax Consequences

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of the Target Fund as capital assets for federal income tax purposes. This summary does not address all of the federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. No advance ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganization. No assurance can be given that the IRS would not assert a position contrary to any of the tax aspects described below. Shareholders must consult their own tax advisers as to the federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

It is a condition to closing the Reorganization that each of the Target Fund and the Acquiring Fund receives an opinion from Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden Arps”), counsel to the Acquiring Fund, dated as of the Closing Date, regarding the characterization of the Reorganization as a “reorganization” within the meaning of Section 368(a)(1) of the Code. As such a reorganization, the federal income tax consequences of the Reorganization can be summarized as follows:

•	No gain or loss will be recognized by the Target Fund or the Acquiring Fund upon the transfer of the assets of the Target Fund to the Acquiring Fund in exchange solely for Class IB Shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Fund, and the subsequent liquidation of the Target Fund.

•	No gain or loss will be recognized by a shareholder of the Target Fund who exchanges all of his, her or its shares of the Target Fund solely for Class IB Shares of the Acquiring Fund pursuant to the Reorganization.

•	The aggregate tax basis of the Class IB Shares received by a Target Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund shares surrendered in exchange therefor.

•	The holding period of the Class IB Shares received by a Target Fund shareholder pursuant to the Reorganization will include the holding period of the shares of the Target Fund surrendered in exchange therefor.

•	The Acquiring Fund’s tax basis in the Target Fund’s assets received by the Acquiring Fund pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of the Target Fund immediately prior to the Reorganization, and the Acquiring Fund’s holding period of such assets will, in each instance, include the period during which the assets were held by the Target Fund.

After the Reorganization, each shareholder will continue to be responsible for tracking the adjusted tax basis and holding period of its shares for federal income tax purposes.

The opinion of Skadden Arps will be based on federal income tax law in effect on the closing date of the Reorganization. In rendering its opinion, Skadden Arps will also rely upon certain representations of the management of the Acquiring Fund and the Target Fund and assume, among other things, that the Reorganization will be consummated in accordance with the operative documents. An opinion of counsel is not binding on the IRS or any court. If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, and thus is taxable, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Target Fund would recognize gain or loss equal to the difference between its aggregate tax basis in its Target Fund shares and the fair market value of the shares of the Acquiring Fund it receives.

The Acquiring Fund intends to continue to be taxed under the rules applicable to registered investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the Target Fund and its shareholders.

Prior to the closing date of the Reorganization, the Target Fund will declare a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to its shareholders all or substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gain, if any, through the closing date.

It is not currently expected that significant assets of the Target Fund will be sold in connection with the Reorganization.

The Acquiring Fund will succeed to the capital loss carryforwards of the Target Fund, which will be subject to the limitations described below. Both the Acquiring Fund and the Target Fund have capital loss carryforwards that, in the absence of the Reorganization, would generally be available to offset their respective capital gains. As a result of the Reorganization, however, the Target Fund will undergo an “ownership change” for tax purposes (because the Target Fund is significantly smaller than the Acquiring Fund), and accordingly, the Target Fund’s use of its own capital loss carryforwards (and certain “built-in losses”) will be significantly limited by the operation of the tax loss limitation rules of the Code. The Code generally limits the amount of pre-ownership change losses that may be used to offset post-ownership change gains to a specific annual amount (generally the product of the net asset value of the Target Fund immediately prior to the ownership change and an interest rate established by the IRS for the month of the closing date of the Reorganization in 2011 (for example, such rate is 4.47% for February, 2011)). Subject to certain limitations, any unused portion of these losses may be available in subsequent years, subject to the overall eight-year capital loss carryforward limit, as measured from the date of recognition. Acquiring Fund’s capital loss carryforwards should not be limited solely by reason of the Reorganization, but the Reorganization will increase the likelihood that the Acquiring Fund will undergo an ownership change based on future (as yet unanticipated) events. In addition, for five years beginning after the closing date of the Reorganization, the combined fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to one Fund with capital loss carryforwards (and certain “built-in losses”) attributable to the other Fund.

Due to the operation of these loss limitation rules, it is possible that shareholders of the Target Fund would receive taxable distributions of capital gains earlier than they would have in the absence of the Reorganization. Such taxable distributions of capital gains will be treated either as ordinary income, if such capital gains are short-term, or as favorably taxed capital gain dividends, if such capital gains are long-term. The actual financial impact of the loss limitation rules on a shareholder of the Target Fund will, however, depend upon many variables, including the Target Fund’s expected growth rate if the Reorganization were not to occur (i.e., whether in the absence of the Reorganization the Target Fund would generate capital gains against which to utilize its capital loss carryforwards, prior to their expiration, in excess of what would have been the “annual loss limitation amount” had the Reorganization occurred), the timing and amount of future capital gains recognized by the Acquiring Fund if the Reorganization were to occur, and the timing of an historic Target Fund shareholder’s disposition of his, her or its shares (the tax basis of which might, depending on the facts, reflect that shareholder’s share of the Target Fund’s capital losses). Shareholders of the Target Fund are strongly urged to consult their own tax advisors in this regard.

Costs of the Reorganization

Allocation of Costs.  The Adviser has agreed to pay the costs of the Reorganization.

VOTING INFORMATION

Proxy Statement/Prospectus

We are sending you this Proxy Statement/Prospectus and the enclosed proxy card because the Board of Trustees of the Target Fund is soliciting your proxy to vote at the Meeting and at any adjournments of the Meeting. This Proxy Statement/Prospectus gives you information about the business to be conducted at the Meeting. Target Fund shareholders may vote by appearing in person at the Meeting and following the instructions below. You do not need to attend the Meeting to vote however. Instead, you may simply complete, sign and return the enclosed proxy card or vote by telephone or through a website established for that purpose.

This Proxy Statement/Prospectus, the enclosed Notice of Meeting of Shareholders and the enclosed proxy card are expected to be mailed on or about February 18, 2011 to all shareholders entitled to vote. Shareholders of record of the Target Fund as of the close of business on January 14, 2011 (the “Record Date”) are entitled to vote at the Meeting. The number of outstanding shares of the Target Fund on February 4, 2011 is 80,700,303. Each share is entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held.

Proxies will have the authority to vote and act on behalf of shareholders at any adjournment of the Meeting. If a proxy is authorized to vote for a shareholder, the shareholder may revoke the authorization at any time before it is exercised by sending in another proxy card with a later date or by notifying the Secretary of the Target Fund in writing at the address of the Target Fund set forth on the cover page of the Proxy Statement/Prospectus before the Meeting that the shareholder has revoked its proxy. In addition, although merely attending the Meeting will not revoke your proxy, if a shareholder is present at the Meeting, the shareholder may withdraw the proxy and vote in person. However, if your shares are held through a broker-dealer or other financial intermediary, you will need to obtain a “legal proxy” from them in order to vote your shares at the Meeting.

Quorum Requirement and Adjournment

A quorum of shareholders is necessary to hold a valid shareholder meeting of the Target Fund. For the Target Fund, the holders of a majority of the shares issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business.

Proxies received prior to the Meeting on which no vote is indicated will be voted “FOR” the Agreement. Because the proposal described in this Proxy Statement/Prospectus is considered “non-routine,” under the rules applicable to broker-dealers, if your broker holds your shares in its name, the broker will not be entitled to vote your shares if it has not received instructions from you.

Abstentions and broker non-votes, if any, will count as shares present at the Meeting for purposes of establishing a quorum. If a quorum is not present at the Meeting or if a quorum is present but sufficient votes to approve the Agreement are not received, the person(s) presiding over the Meeting or the persons named as proxies may propose one or more adjournments of the Meeting to allow for further solicitation of votes. The persons named as proxies will vote those proxies that they are entitled to vote in favor of such an adjournment, provided that they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including, among other things, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

Vote Necessary to Approve the Agreement

The Board has unanimously approved the Agreement, subject to shareholder approval. Shareholder approval of the Agreement requires a vote of a majority (defined as the lesser of (i) 67% or more of the voting securities present at a meeting of shareholders, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy at such meeting, or (ii) more than 50% of the outstanding voting securities) of the Target Fund’s outstanding shares.

Abstentions and broker non-votes, if any, are counted as present but are not considered votes cast at the Meeting. Abstentions and broker non-votes, if any, therefore will have the same effect as a vote against the Agreement because approval of the Agreement requires the affirmative vote of a percentage of the shares present at the Meeting.

Proxy Solicitation

The Target Fund has engaged the services of Computershare Fund Services, Inc. (the “Solicitor”) to assist in the solicitation of proxies for the Meeting. The Solicitor’s costs, borne by the Adviser, are expected to be approximately $150,000. Proxies are expected to be solicited principally by mail, but the Target Fund or Solicitor may also solicit proxies by telephone, facsimile or personal interview. The Target Fund’s officers may also solicit proxies, but will not receive any additional or special compensation for any such solicitation.

Under the agreement with the Solicitor, the Solicitor will be paid a project management fee as well as telephone solicitation expenses incurred for reminder calls, outbound telephone voting, confirmation of telephone votes, inbound telephone contact, obtaining shareholders’ telephone numbers, and providing additional materials upon shareholder request. The agreement also provides that the Solicitor shall be indemnified against certain liabilities and expenses, including liabilities under the federal securities laws.

Other Meeting Matters

Management is not aware of any matters to be presented at the Meeting other than as is discussed in this Proxy Statement/Prospectus. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with their best judgment.

Share Ownership by Large Shareholders, Management and Trustees

A list of the name, address and percent ownership of each person who, as of December 15, 2010, to the knowledge of the Target Fund and the Acquiring Fund, owned 5% or more of the outstanding shares of a class of the Target Fund or the Acquiring Fund, respectively, can be found in Exhibits A and B.

Information regarding the ownership of shares of the Acquiring Fund by the Trustees and executive officers of the Acquiring Fund can be found at Exhibit C.

OTHER MATTERS

Capitalization

The following table sets forth as of September 30, 2010, the total net assets, number of shares outstanding and net asset value per share of each class of each Fund. This information is generally referred to as the “capitalization” of a Fund. The term “pro forma capitalization” means the expected capitalization of the Acquiring Fund after it has combined with the Target Fund. The pro forma capitalization column assumes that the Reorganization has taken place. The capitalizations of the Target Fund, the Acquiring Fund and their classes are likely to be different on the Closing Date as a result of daily share purchase, repurchase, and market activity.

					Invesco Van Kampen
	Invesco Prime	Invesco Van Kampen	Pro Forma		Senior Loan Fund
	Income Trust	Senior Loan Fund	Adjustments		(pro forma)

Net assets (all classes)	$630,410,202	$1,021,710,268	(1)		$1,652,120,470
Class A Shares net assets	N/A	$183,571,308			$183,571,308
Class A Shares outstanding	N/A	28,871,989			28,871,989
Class A Shares net asset value per share	N/A	$6.36			$6.36
Class B Shares net assets	N/A	$17,526,577			$17,526,577
Class B Shares outstanding	N/A	2,757,292			2,757,292
Class B Shares net asset value per share	N/A	$6.36			$6.36
Class C Shares net assets	N/A	$202,095,477			$202,095,477
Class C Shares outstanding	N/A	31,792,077			31,792,077
Class C Shares net asset value per share	N/A	$6.36			$6.36
Class IB(4) Shares net assets	$630,410,202	$523,374,581		(1)	$1,153,784,783
Class IB(4) Shares outstanding	85,811,716	82,229,875	13,357,484	(2)(3)	181,399,075
Class IB(4) Shares net asset value per share	$7.35	$6.36			$6.36
Class IC Shares net assets	N/A	$95,142,325			$95,142,325
Class IC Shares outstanding	N/A	14,956,795			14,956,795
Class IC Shares net asset value per share	N/A	$6.36			$6.36

N/A — Not Applicable.

(1)	Invesco will bear 100% of the Reorganization expenses of the Target Fund and the Acquiring Fund. As a result, there are no pro forma adjustments to net assets.

(2)	Class IB shares outstanding have been adjusted for the accumulated change in the number of shares of the Target Fund’s shareholder accounts based on the relative value of the Target Fund’s and the Acquiring Fund’s net asset value per share assuming the reorganization would have taken place on September 30, 2010.

(3)	Holders of Target Fund shares will receive Class IB shares of the Acquiring Fund upon closing of the Reorganization.

(4)	The Target Fund has only one class of shares outstanding and such shares have no designation; because such Target Fund shares are effectively being replaced with Acquiring Fund Class IB shares, the Funds have shown the Target Fund’s outstanding shares on this line item.

Dissenters’ Rights

A Target Fund shareholder who does not vote in favor of the Reorganization may have the right under Massachusetts law to object to the Reorganization and demand payment for his or her shares from the Target Fund and an appraisal thereof upon compliance with the procedures specified in Sections 86 through 98 of the Massachusetts Business Corporation Law (the “Massachusetts Business Corporation Law”), which are set forth in Exhibit D hereto. It is expected that the Target Fund will impose any applicable early withdrawal charge from any such payments to Target Fund shareholders. A vote against the Reorganization or the execution of a proxy directing such a vote will not satisfy the requirements of those provisions. A failure to vote against the Reorganization will not constitute a waiver of such rights. The Target Fund takes the position that, if available, this statutory right of appraisal may be exercised only by shareholders of record.

Section 92 of the Massachusetts Business Corporation Law provides that, for purposes of payment to any shareholder who elects to exercise his or her statutory right of appraisal, the value of the shares of such shareholder is to be determined as of the day preceding the date of the shareholder vote approving the Agreement. Under the terms of the Agreement, the Acquiring Fund will assume the obligations of the Target Fund, if any, with respect to statutory rights of appraisal.

For federal income tax purposes, dissenting shareholders obtaining payment for their shares will recognize gain or loss measured by the difference between any such payment and the tax basis for their shares. Shareholders are advised to consult their personal tax advisers as to the tax consequences of dissenting.

Shareholders of the Target Fund have the right to participate in one or more of the Target Fund’s monthly repurchase offers prior to the Closing Date of the Reorganization, subject to any early withdrawal charges applicable thereto. After the Reorganization, Target Fund shareholders will hold Class IB Shares of the Acquiring Fund, which are also the subject of monthly repurchase offers by the Acquiring Fund.

Shareholder Proposals

The Funds do not generally hold annual meetings of shareholders. A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of a Target Fund hereafter called should send the proposal to the Target Fund at the Target Fund’s principal offices so that it is received within a reasonable time before the proxy materials are printed and mailed. If the proposed Reorganization is approved and completed for the Target Fund, shareholders of the Target Fund will become shareholders of the Acquiring Fund and, thereafter, will be subject to the notice requirements of the Acquiring Fund. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in a proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at a future meeting. For a shareholder proposal to be considered at a future shareholder meeting, it must be a proper matter for consideration under applicable law.

WHERE TO FIND ADDITIONAL INFORMATION

This Proxy Statement/Prospectus and the related SAI do not contain all the information set forth in the registration statements, the exhibits relating thereto and the annual and semi-annual reports filed by the Funds as such documents have been filed with the SEC pursuant to the requirements of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, to which reference is hereby made. The SEC file number of the Target Fund’s and Acquiring Fund’s registration statement, which contains the Target Fund’s and Acquiring Fund’s prospectuses and related SAIs, respectively, are 333-67701 and 333-121061, respectively.

Each Fund is subject to the informational requirements of the 1934 Act and the 1940 Act and in accordance therewith, each Fund files reports and other information with the SEC. Reports, proxy material, registration statements and other information filed (including the Registration Statement relating to the Funds on Form N-14 of which this Proxy Statement/Prospectus is a part) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1580, 100 F Street, NE, Washington, DC 20549. Copies of such material may also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549, at the prescribed rates. The SEC maintains a website at www.sec.gov that contains information regarding the Funds and other registrants that file electronically with the SEC.

EXHIBIT A

OWNERSHIP OF THE TARGET FUND

Significant Holders

Listed below is the name, address and percent ownership of each person who, as of December 15, 2010, to the best knowledge of the Target Fund owned 5% or more of the outstanding shares of the Target Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of the Target Fund is presumed to “control” the fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

		Number of	Percent Owned of
Name and Address	Class of Shares	Shares Owned	Record*

Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	Shares of Beneficial Interest	67,072,516.19	80.70%

*	The Target Fund has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

A-1

EXHIBIT B

OWNERSHIP OF THE ACQUIRING FUND

Significant Holders

Listed below is the name, address and percent ownership of each person who, as of December 15, 2010, to the best knowledge of the Acquiring Fund owned 5% or more of the outstanding shares of each class of the Acquiring Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of the Acquiring Fund is presumed to “control” the fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

		Number of	Percent Owned of
Name and Address	Class of Shares	Shares Owned	Record*

First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	A	4,561,752.07	16.64%
MLPF&S for the Sole Benefit of Its Customers Attn Fund Administration 4800 Deer Lake Dr E 2nd Fl Jacksonville, FL 32246-6484	A	3,861,097.08	14.08%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	A	2,941,478.40	10.73%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	A	2,542,639.98	9.27%
Raymond James Omnibus for Mutual Funds Attn Courtney Waller 880 Carillon Pkwy St Petersburg, FL 33716-1102	A	2,278,678.18	8.31%
First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	IB	8,913,812.10	11.00%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	IB	7,058,365.63	9.00%
MLPF&S for the Sole Benefit of Its Customers Attn Fund Administration 4800 Deer Lake Dr E 2nd Fl Jacksonville, FL 32246-6484	IB	5,160,039.93	6.00%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	IC	2,951,508.30	20.00%
First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	IC	1,722,971.58	12.00%
MLPF&S for the Sole Benefit of Its Customers Attn Fund Administration 4800 Deer Lake Dr E 2nd Fl Jacksonville, FL 32246-6484	IC	1,447,673.74	10.00%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	IC	1,055,606.69	7.00%
UBS WM USA Omni Account M/F Attn Department Manager 499 Washington Blvd 9th Fl Jersey City, NJ 07310-2055	IC	826,021.18	6.00%
Citigroup Global Markets Inc. Attn Cindy Tempesta 7th Fl 333 W. 34th St New York, NY 10001-2402	IC	703,902.74	5.00%

*	The Acquiring Fund has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

B-1

EXHIBIT C

Security Ownership of Management and Trustees of the Acquiring Fund

To the best of the knowledge of the Acquiring Fund, the ownership of shares of the Acquiring Fund by executive officers and trustees of the Acquiring Fund as a group constituted less than 1% of the each outstanding class of shares of the Acquiring Fund as of December 15, 2010.

C-1

EXHIBIT D

SECTIONS 86 THROUGH 98 OF CHAPTER 156B
OF THE MASSACHUSETTS GENERAL LAWS
(THE MASSACHUSETTS BUSINESS CORPORATION LAW)

Section 86.  If a corporation proposes to take a corporate action as to which any section of this chapter provides that a stockholder who objects to such action shall have the right to demand payment for his shares and an appraisal thereof, sections eighty-seven to ninety-eight, inclusive, shall apply except as otherwise specifically provided in any section of this chapter. Except as provided in sections eighty-two and eighty-three, no stockholder shall have such right unless (1) he files with the corporation before the taking of the vote of the shareholders on such corporate action, written objection to the proposed action stating that he intends to demand payment for his shares if the action is taken and (2) his shares are not voted in favor of the proposed action.

Section 87.  The notice of the meeting of stockholders at which the approval of such proposed action is to be considered shall contain a statement of the rights of objecting stockholders. The giving of such notice shall not be deemed to create any rights in any stockholder receiving the same to demand payment for his stock, and the directors may authorize the inclusion in any such notice of a statement of opinion by the management as to the existence or non-existence of the right of the stockholders to demand payment for their stock on account of the proposed corporate action. The notice may be in such form as the directors or officers calling the meeting deem advisable, but the following form of notice shall be sufficient to comply with this section:

“If the action proposed is approved by the stockholders at the meeting and effected by the corporation, any stockholder (1) who files with the corporation before the taking of the vote on the approval of such action, written objection to the proposed action stating that he intends to demand payment for his shares if the action is taken and (2) whose shares are not voted in favor of such action has or may have the right to demand in writing from the corporation (or, in the case of a consolidation or merger, the name of the resulting or surviving corporation shall be inserted), within twenty days after the date of mailing to him of notice in writing that the corporate action has become effective, payment for his shares and an appraisal of the value thereof. Such corporation and any such stockholder shall in such cases have the rights and duties and shall follow the procedure set forth in sections 88 to 98, inclusive, of chapter 156B of the General Laws of Massachusetts.”

Section 88.  The corporation taking such action, or in the case of a merger or consolidation the surviving or resulting corporation, shall, within ten days after the date on which such corporate action became effective, notify each stockholder who filed a written objection meeting the requirements of section eighty-six and whose shares were not voted in favor of the approval of such action, that the action approved at the meeting of the corporation of which he is a stockholder has become effective. The giving of such notice shall not be deemed to create any rights in any stockholder receiving the same to demand payment for his stock. The notice shall be sent by registered or certified mail, addressed to the stockholder at his last known address as it appears in the records of the corporation.

Section 89.  If within twenty days after the date of mailing of a notice under subsection (e) of section eighty-two, subsection (f) of section eighty-three, or section eighty-eight, any stockholder to whom the corporation was required to give such notice shall demand in writing from the corporation taking such action, or in the case of a consolidation or merger from the resulting or surviving corporation, payment for his stock, the corporation upon which such demand is made shall pay to him the fair value of his stock within thirty days after the expiration of the period during which such demand may be made.

Section 90.  If during the period of thirty days provided for in section eighty-nine the corporation upon which such demand is made and any such objecting stockholder fail to agree as to the value of such stock, such corporation or any such stockholder may within four months after the expiration of such thirty-day period demand a determination of the value of the stock of all such objecting stockholders by a bill in equity filed in the superior court in the county where the corporation in which such objecting stockholder held stock had or has its principal office in the commonwealth.

Section 91.  If the bill is filed by the corporation, it shall name as parties respondent all stockholders who have demanded payment for their shares and with whom the corporation has not reached agreement as to the value thereof. If the bill is filed by a stockholder, he shall bring the bill in his own behalf and in behalf of all other stockholders who have demanded payment for their shares and with whom the corporation has not reached agreement as to the value thereof, and service of the bill shall be made upon the corporation by subpoena with a copy of the bill annexed. The corporation shall file with its answer a duly verified list of all such other stockholders, and such stockholders shall thereupon be deemed to have been added as parties to the bill. The corporation shall give notice in such form and returnable on such date as the court shall order to each stockholder party to the bill by registered or certified mail, addressed to the last known address of such stockholder as shown in the records of the corporation, and the court may order such additional notice by publication or otherwise as it deems advisable. Each stockholder who makes demand as provided in section eighty-nine shall be deemed to have consented to the provisions of this section relating to notice, and the giving of notice by the corporation to any such stockholder in compliance with the order of the court shall be a sufficient service of process on him. Failure to give notice to any stockholder making demand shall not invalidate the proceedings as to other stockholders to whom notice was properly given, and the court may at any time before the entry of a final decree make supplementary orders of notice.

D-1

Section 92.  After hearing the court shall enter a decree determining the fair value of the stock of those stockholders who have become entitled to the valuation of and payment for their shares, and shall order the corporation to make payment of such value, together with interest, if any, as hereinafter provided, to the stockholders entitled thereto upon the transfer by them to the corporation of the certificates representing such stock if certificated or, if uncertificated, upon receipt of an instruction transferring such stock to the corporation. For this purpose, the value of the shares shall be determined as of the day preceding the date of the vote approving the proposed corporate action and shall be exclusive of any element of value arising from the expectation or accomplishment of the proposed corporate action.

Section 93.  The court in its discretion may refer the bill or any question arising thereunder to a special master to hear the parties, make findings and report the same to the court, all in accordance with the usual practice in suits in equity in the superior court.

Section 94.  On motion the court may order stockholder parties to the bill to submit their certificates of stock to the corporation for the notation thereon of the pendency of the bill and may order the corporation to note such pendency in its records with respect to any uncertificated shares held by such stockholder parties, and may on motion dismiss the bill as to any stockholder who fails to comply with such order.

Section 95.  The costs of the bill, including the reasonable compensation and expenses of any master appointed by the court, but exclusive of fees of counsel or of experts retained by any party, shall be determined by the court and taxed upon the parties to the bill, or any of them, in such manner as appears to be equitable, except that all costs of giving notice to stockholders as provided in this chapter shall be paid by the corporation. Interest shall be paid upon any award from the date of the vote approving the proposed corporate action, and the court may on application of any interested party determine the amount of interest to be paid in the case of any stockholder.

Section 96.  Any stockholder who has demanded payment for his stock as provided in this chapter shall not thereafter be entitled to notice of any meeting of stockholders or to vote such stock for any purpose and shall not be entitled to the payment of dividends or other distribution on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the date of the vote approving the proposed corporate action) unless:

(1) A bill shall not be filed within the time provided in section ninety;

(2) A bill, if filed, shall be dismissed as to such stockholder; or

(3) Such stockholder shall with the written approval of the corporation, or in the case of a consolidation or merger, the resulting or surviving corporation, deliver to it a written withdrawal of his objections to and an acceptance of such corporate action.

Notwithstanding the provisions of clauses (1) to (3), inclusive, said stockholder shall have only the rights of a stockholder who did not so demand payment for his stock as provided in this chapter.

Section 97.  The shares of the corporation paid for by the corporation pursuant to the provisions of this chapter shall have the status of treasury stock, or in the case of a consolidation or merger the shares or the securities of the resulting or surviving corporation into which the shares of such objecting stockholder would have been converted had he not objected to such consolidation or merger shall have the status of treasury stock or securities.

Section 98.  The enforcement by a stockholder of his right to receive payment for his shares in the manner provided in this chapter shall be an exclusive remedy except that this chapter shall not exclude the right of such stockholder to bring or maintain an appropriate proceeding to obtain relief on the ground that such corporate action will be or is illegal or fraudulent as to him.

D-2

EXHIBIT E

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is adopted as of this   day of          , 2011 by and among (i) Invesco Prime Income Trust (the “Target Fund”); (ii) Invesco Van Kampen Senior Loan Fund (the an “Acquiring Fund”); and (iii) Invesco Advisers, Inc. (“IAI”).

WHEREAS, the parties hereto intend for the Acquiring Fund and the Target Fund to enter into a transaction pursuant to which: (i) the Acquiring Fund will acquire the assets and assume the liabilities of the Target Fund in exchange for Class IB Shares of the Acquiring Fund of equal value to the net assets of the Target Fund being acquired, and (ii) the Target Fund will distribute such Class IB Shares of the Acquiring Fund to shareholders of the Target Fund, in connection with the liquidation of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”);

WHEREAS, each of the Target Fund and the Acquiring Fund is a closed-end, registered investment company of the management type; and

WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization and liquidation with respect to the Reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”).

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1.	DESCRIPTION OF THE REORGANIZATION

1.1.  Provided that all conditions precedent to the Reorganization set forth herein have been satisfied as of the Closing Date (as defined in Section 3.1), and based on the representations and warranties each party provides to the others, the Target Fund and the Acquiring Fund agree to take the following steps with respect to the Reorganization:

(a) The Target Fund shall transfer all of its Assets, as defined and set forth in Section 1.1(b), to the Acquiring Fund, and the Acquiring Fund in exchange therefor shall assume the Liabilities, as defined and set forth in Section 1.1(c), and deliver to the Target Fund the number of full and fractional Acquiring Fund Class IB Shares determined in the manner set forth in Section 2.

(b) The assets of the Target Fund to be transferred to the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, without limitation, any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries) and dividends or interest receivable that are owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date, except for cash, bank deposits or cash equivalent securities in an amount necessary to pay the estimated costs of extinguishing any Excluded Liabilities (as defined in Section 1.1(c)) and cash in an amount necessary to pay any distributions pursuant to Section 7.1(f) (collectively, “Assets”).

(c) The Acquiring Fund shall assume all of the liabilities of the Target Fund, whether accrued or contingent, known or unknown, existing at the Closing Date, except for the Target Fund’s Excluded Liabilities (as defined below), if any, pursuant to this Agreement (collectively, with respect to the Target Fund, “Liabilities”). If prior to the Closing Date the Acquiring Fund identifies a liability that the Acquiring Fund and the Target Fund mutually agree should not be assumed by the Acquiring Fund, such liability shall be excluded from the definition of Liabilities hereunder and shall be listed on a Schedule of Excluded Liabilities to be signed by the Acquiring Fund and the Target Fund at Closing and attached to this Agreement as Schedule 1.1(c) (the “Excluded Liabilities”). The Assets minus the Liabilities of the Target Fund shall be referred to herein as the Target Fund’s “Net Assets.”

(d) As soon as is reasonably practicable after the Closing (as defined in Section 3.1), the Target Fund will distribute on a pro rata basis, to its shareholders of record (“Target Fund Shareholders”) the Class IB Shares of the Acquiring Fund received by the Target Fund pursuant to Section 1.1(a) and thereafter the Target Fund will as promptly as practicable completely liquidate and dissolve. Such distribution and liquidation will be accomplished, with respect to the Target Fund’s shares, by the transfer of the Acquiring Fund Class IB Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts of Class IB Shares on the share records of the Acquiring Fund in the names of the Target Fund Shareholders on a pro rata basis. The aggregate net asset value of the Acquiring Fund Class IB Shares to be so credited to the corresponding Target Fund Shareholders shall be equal to the aggregate net asset value of the corresponding Target Fund’s shares owned by the Target Fund Shareholders on the Valuation Date. All issued and outstanding shares of the Target Fund, including any outstanding share certificates, will simultaneously be canceled on the books of the Target Fund. The Acquiring Fund shall not issue certificates representing Class IB shares in connection with such transactions.

(e) Ownership of Acquiring Fund Class IB Shares will be shown on its books, as such are maintained by the Acquiring Fund’s transfer agent.

2.	VALUATION

2.1.  With respect to each Reorganization:

(a) The value of the Target Fund’s Assets shall be the value of such Assets computed as of immediately after the close of regular trading on the New York Stock Exchange (“NYSE”), which shall reflect the declaration of any dividends, on the business day next preceding the Closing Date (the “Valuation Date”), using the Target Fund’s valuation procedures established by the Acquiring Fund’s Board of Trustees, which shall be provided to the Acquiring Fund prior to the Valuation Date.

(b) The net asset value per share of each class of the Acquiring Fund Class IB Shares issued in connection with the Reorganization shall be the net asset value per share computed on the Valuation Date using the Acquiring Fund’s valuation procedures established by the Acquiring Fund’s Board of Trustees, which are the same as the Target Fund’s valuation procedures.

(c) The number of Class IB Shares issued by the Acquiring Fund (including fractional shares, if any, rounded to the nearest thousandth) in exchange for the Target Fund’s Net Assets shall be determined by dividing the value of the Net Assets of the Target Fund attributable to Target Fund shares by the net asset value per share of the Class IB Shares of the Acquiring Fund.

(d) All computations of value shall be made by the Target Fund’s and the Acquiring Fund’s designated recordkeeping agent using the valuation procedures described in this Section 2.

3.	CLOSING AND CLOSING DATE

3.1.  The Reorganization shall close on          , 2011 or such other date as the parties may agree (the “Closing Date”). All acts taking place at the closing of the Reorganization (the “Closing”) shall be deemed to take place simultaneously as of immediately prior to the opening of regular trading on the NYSE on the Closing Date of the Reorganization unless otherwise agreed to by the parties (the “Closing Time”).

3.2.  With respect to the Reorganization:

(a) The Target Fund’s portfolio securities, investments or other assets that are represented by a certificate or other written instrument shall be transferred and delivered by the Target Fund as of the Closing Date to the Acquiring Fund’s Custodian for the account of the Acquiring Fund, duly endorsed in proper form for transfer and in such condition as to constitute good delivery thereof. The Target Fund shall direct the Target Fund’s custodian (the “Target Custodian”) to deliver to the Acquiring Fund’s Custodian as of the Closing Date by book entry, in accordance with the customary practices of Target Custodian and any securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”)), in which the Assets are deposited, the Target Fund’s portfolio securities and instruments so held. The cash to be transferred by the Target Fund shall be delivered to the Acquiring Fund’s Custodian by wire transfer of federal funds or other appropriate means on the Closing Date.

(b) The Target Fund shall direct the Target Custodian for each Target Fund to deliver, at the Closing, a certificate of an authorized officer stating that (i) except as permitted by Section 3.2(a), the Assets have been delivered in proper form to the Acquiring Fund no later than the Closing Time on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable Federal, state and foreign stock transfer stamps, if any, have been paid or provision for payment has been made.

(c) At such time prior to the Closing Date as the parties mutually agree, the Target Fund shall provide (i) instructions and related information to the Acquiring Fund or its transfer agent with respect to the Target Fund Shareholders, including names, addresses, dividend reinvestment elections and tax withholding status of the Target Fund Shareholders as of the date agreed upon (such information to be updated as of the Closing Date, as necessary) and (ii) the information and documentation maintained by the Target Fund or its agents relating to the identification and verification of the Target Fund Shareholders under the USA PATRIOT ACT and other applicable anti-money laundering laws, rules and regulations and such other information as the Acquiring Fund may reasonably request. The Acquiring Fund and its transfer agent shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, information or documentation, but shall, in each case, assume that such instruction, information or documentation is valid, proper, correct and complete.

(d) The Target Fund shall direct its transfer agent (the “Target Transfer Agent”) to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records, as provided to the Acquiring Fund, contain the names and addresses of the Target Fund Shareholders and the number of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver to the Secretary of the Target Fund a confirmation evidencing the Acquiring Fund Class IB Shares to be credited on the Closing Date, or provide other evidence satisfactory to the Target Fund that such Acquiring Fund Class IB Shares have been credited to the Target Fund Shareholders’ accounts on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

(e) In the event that on the Valuation Date or the Closing Date (a) the NYSE or another primary trading market for portfolio securities of the Target Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Acquiring Fund or the Target Fund or the authorized officers of either of such entities, accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund, respectively, is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1.  The Target Fund, represents and warrants to the Acquiring Fund as follows:

(a) The Target Fund is an unincorporated business trust, duly formed, validly existing, and in good standing under the laws of The Commonwealth of Massachusetts with power under its Agreement and Declaration of Trust and by-laws (“Governing Documents”), to own all of its Assets, to carry on its business as it is now being conducted and to enter into this Agreement and perform its obligations hereunder;

(b) The Target Fund is a registered investment company classified as a management company of the closed-end type, and its registration with the U.S. Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act, and the registration of the shares of the Target Fund under the Securities Act of 1933, as amended (“1933 Act”), are in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority or the Financial Industry Regulatory Authority, Inc. (“FINRA”) is required for the consummation by the Target Fund of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing Date under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act and state securities laws;

(d) The current prospectus and statement of additional information (“SAI”) of the Target Fund and each prospectus and SAI of the Target Fund used at all times between the commencement of operations of the Target Fund and the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) The Target Fund is in compliance in all material respects with the applicable investment policies and restrictions, including the fundamental and non-fundamental policies related to such fund’s monthly repurchase offers, set forth in the Target Fund’s prospectus and SAI;

(f) Except as otherwise disclosed to and accepted by or on behalf of the Acquiring Fund, the Target Fund will on the Closing Date have good title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets free of adverse claims, including any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good title thereto, free of adverse claims and subject to no restrictions on the full transfer thereof, including, without limitation, such restrictions as might arise under the 1933 Act, provided that the Acquiring Fund will acquire Assets that are segregated as collateral for the Acquired Fund’s derivative positions, including without limitation, as collateral for swap positions and as margin for futures positions, subject to such segregation that apply to such Assets;

(g) Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Fund, the Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Target Fund’s Governing Documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any lien, encumbrance, penalty or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund is a party or by which it is bound;

(h) Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Fund, all material contracts or other commitments of the Target Fund, other than this (i) Agreement, (ii) the revolving credit facility agreement with CIESCO, LLC and Citibank, N.A. dated May 27, 2010 and (iii) certain investment contracts, including swap agreements, options, futures and forward contracts, will terminate with respect to the Target Fund without liability to the Target Fund or may otherwise be assigned to the Acquiring Fund without the payment of any fee (penalty or otherwise) or acceleration of any obligations of the Target Fund on or prior to the Closing Date;

(i) Except as otherwise disclosed in writing to and accepted by or on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body or FINRA is currently pending or, to the Target Fund’s knowledge, threatened against the Target Fund that, if adversely determined, would materially and adversely affect the Target Fund’s financial condition or the conduct of its business. The Target Fund, without any special investigation or inquiry, knows of no facts that might form the basis for the institution of such proceedings and the Target Fund is not a party to or subject to the provisions of any order, decree or judgment of any court, governmental body or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(j) The financial statements of the Target Fund for the Target Fund’s most recently completed fiscal year have been audited by the independent registered public accounting firm identified in the Target Fund’s prospectus or SAI included in the Target Fund’s registration statement on Form N-2 (the “Prospectus” and “Statement of Additional Information”). Such statements, as well as the unaudited, semi-annual financial statements for the semi-annual period next succeeding the Target Fund’s most recently completed fiscal year, if any, were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements present fairly, in all material respects, the financial condition of the Target Fund as of the end date of such period in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(k) Since the last day of the Target Fund’s most recently completed fiscal year, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business;

(l) On the Closing Date, all material Returns (as defined below) of the Target Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof. To the Target Fund’s knowledge, no such Return is currently under audit by any Federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Returns; there are no levies, liens or other encumbrances on the Target Fund or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; and adequate provision has been made in the Target Fund financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements. As used in this Agreement, “Tax” or “Taxes” means (i) any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax. “Return” means reports, returns, information returns, elections, agreements, declarations, or other documents of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto);

(m) The Target Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. The Target Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. The Target Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

(n) All issued and outstanding shares of the Target Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Target Fund and, in every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia securities laws. All of the issued and outstanding shares of the Target Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Target Fund Transfer Agent, on behalf of the Target Fund;

(o) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Target Fund, and subject to the approval of the shareholders of the Target Fund and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(p) As of the date of this Agreement or within a certain time thereafter as mutually agreed by the parties, the Target Fund has provided the Acquiring Fund with all information relating to the Target Fund reasonably necessary for the preparation of the N-14 Registration Statement (as described in Section 8.4 hereof), in compliance with the 1933 Act, the 1934 Act and the 1940 Act in connection with the meeting of shareholders of the Target Fund to approve this Agreement and the transactions contemplated hereby. As of the effective date of the N-14 Registration Statement, the date of the meeting of shareholders of the Target Fund and the Closing Date, such information provided by any Target Fund will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided, however, that the representations and warranties in this subparagraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein;

(q) The Target Fund is in material compliance with the conditions set forth in all Exemptive Orders granted by the Commission that are currently applicable to such fund.

(r) The books and records of the Target Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules and regulations applicable to the Target Fund;

(s) The Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code; and

(t) The Target Fund has no unamortized or unpaid organizational fees or expenses.

4.2.  The Acquiring Fund, represents and warrants to the Target Fund as follows:

(a) The Acquiring Fund is an unincorporated business trust, duly formed, validly existing, and in good standing under the laws of The Commonwealth of Massachusetts, with power under its Agreement and Declaration of Trust (the “Agreement and Declaration of Trust”) and by-laws, to own all of its properties and assets and to carry on its business as it is now being, and as it is contemplated to be, conducted, and to enter into this Agreement and perform its obligations hereunder;

(b) The Acquiring Fund is a registered investment company classified as a management company of the closed-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Acquiring Fund under the 1933 Act are in full force and effect;

(c) No consent, approval, authorization, or order of any court, governmental authority or FINRA is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been or will be obtained (at or prior to the Closing Date) under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws;

(d) The prospectuses and SAI of the Acquiring Fund to be used in connection with the Reorganization will conform at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Acquiring Fund’s Agreement and Declaration of Trust or by-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any lien, encumbrance, penalty, or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound;

(f) Except as otherwise disclosed in writing to and accepted by or on behalf of the Target Fund, no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body or FINRA is currently pending or, to the Acquiring Fund’s knowledge, threatened against the Acquiring Fund that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. The Acquiring Fund, without any special investigation or inquiry, knows of no facts that might form the basis for the institution of such proceedings and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court, governmental body or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(g) The Acquiring Fund is in compliance in all material respects with the applicable investment policies and restrictions, including the fundamental and non-fundamental policies related to such fund’s monthly repurchase offers, set forth in the Acquiring Fund’s prospectus and SAI;

(h) The financial statements of the Acquiring Fund for the Acquiring Fund’s most recently completed fiscal year have been audited by the independent registered public accounting firm identified in the Acquiring Fund’s prospectus or SAI included in the Acquiring Fund’s registration statement on Form N-2. Such statements, as well as the unaudited, semi-annual financial statements for the semi-annual period next succeeding the Acquiring Fund’s most recently completed fiscal year, if any, were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements present fairly, in all material respects, the financial condition of the Acquiring Fund as of the end date of such period in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(i) Since the last day of the Acquiring Fund’s most recently completed fiscal year, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business;

(j) On the Closing Date, all material Returns of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof. To the Acquiring Fund’s knowledge, no such Return is currently under audit by any Federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Returns; there are no levies, liens or other encumbrances on the Acquiring Fund or its assets resulting from the non-payment of any Taxes; and no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; and adequate provision has been made in the Acquiring Fund financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements;

(k) The Acquiring Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. The Acquiring Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and has satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. The Acquiring Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

(l) All issued and outstanding Acquiring Fund shares are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund and, in every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia securities laws;

(m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the trustees of the Acquiring Fund, and subject to the approval of shareholders of the Target Fund and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n) The Class IB Shares of the Acquiring Fund to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Class IB Shares, and, upon receipt of the Target Fund’s Assets in accordance with the terms of this Agreement, will be fully paid and non-assessable by the Acquiring Fund;

(o) The Acquiring Fund is in material compliance with the conditions set forth in all Exemptive Orders granted by the Commission that are currently applicable to such fund.

(p) The books and records of the Acquiring Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under laws, rules, and regulations applicable to the Acquiring Fund;

(q) The Acquiring Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(r) The Acquiring Fund has no unamortized or unpaid organizational fees or expenses for which it does not expect to be reimbursed by Invesco or its affiliates.

5.	COVENANTS OF THE ACQUIRING FUND AND THE TARGET FUND

5.1.  With respect to the Reorganization:

(a) The Acquiring Fund and the Target Fund each: (i) will operate its business in the ordinary course and substantially in accordance with past practices between the date hereof and the Closing Date for the Reorganization, it being understood that such ordinary course of business may include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable, and the implementation of repurchase offers as required by the fundamental policies of the applicable fund and the procedures adopted by such fund’s Board of Trustees, and (ii) shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of the Acquiring Fund or the Target Fund, as appropriate, in the ordinary course in all material respects.

(b) The Target Fund will call a meeting of the shareholders of the Target Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

(c) The Target Fund covenants that the Acquiring Fund shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

(d) Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

(e) As soon as is reasonably practicable after the Closing, the Target Fund will make one or more liquidating distributions to its shareholders consisting of the applicable class of shares of the Acquiring Fund received at the Closing, as set forth in Section 1.1(d) hereof.

(f) The Acquiring Fund and the Target Fund shall each use their reasonable best efforts prior to Closing to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

(g) The Target Fund shall, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

(h) The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

(i) A statement of the earnings and profits (accumulated and current) of the Target Fund for federal income tax purposes that will be carried over to the Acquiring Fund as a result of Section 381 of the Code will be provided to the Acquiring Fund within ninety (90) days after the Closing Date.

(j) It is the intention of the parties that the Reorganization will qualify as a reorganization with the meaning of Section 368(a) of the Code. None of the parties to this Agreement shall take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a reorganization with the meaning of Section 368(a) of the Code.

(k) Any reporting responsibility of the Target Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns relating to tax periods ending on or prior to the Closing Date (whether due before or after the Closing Date), or other documents with the Commission, any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund.

(l) The Acquiring Fund covenants that Target Fund shareholders who receive Class IB Shares of the Acquiring Fund in connection with the Reorganization will continue to pay the early withdrawal charges imposed on repurchases of shares of the Target Fund on the same schedule as is currently applicable to such shares as disclosed in the current Target Fund prospectus; and that such Target Fund shareholders will receive credit for the length of time that they held Target Fund shares in the calculation of such early withdrawal charge.

(m) If reasonably requested by the Acquiring Fund in writing, the Target Fund will provide the Acquiring Fund with (1) a statement of the respective tax basis and holding period of all investments to be transferred by the Target Fund to the Acquiring Fund, (2) a copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with the Target Fund with respect to each shareholder, for all of the shareholders of record of the Target Fund as of the close of business on the Valuation Date, who are to become holders of the Acquiring Fund as a result of the transfer of Assets (the “Target Fund Shareholder Documentation”), certified by its transfer agent or its President or Vice-President to the best of their knowledge and belief, (3) all FIN 48 work papers and supporting statements pertaining to the Target Fund (the “FIN 48 Workpapers”), and (4) the tax books and records of the Target Fund for purposes of preparing any returns required by law to be filed for tax periods ending after the Closing Date.

(n) After the Closing Date, except as otherwise agreed to by the parties, Target Fund shall or shall cause its agents to prepare any federal, state or local tax returns, including any Forms 1099, required to be filed by it with respect to the Target Fund’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall further cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

6.1.  The obligations of the Target Fund, to consummate the transactions provided for herein shall be subject, at the Target Fund’s election, to the performance by the Acquiring Fund of all of the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following conditions:

(a) All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

(b) The Acquiring Fund shall have delivered to the Target Fund on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Target Fund and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

(c) The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund, on or before the Closing Date; and

(d) The Target Fund shall have received on the Closing Date the opinion of Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden Arps”), counsel to the Acquiring Fund (which may rely on certificates of officers or trustees of the Acquiring Fund) covering the following points:

(i) The Acquiring Fund is an unincorporated business trust, validly existing and in good standing under the applicable laws of The Commonwealth of Massachusetts.

(ii) The Acquiring Fund is registered as an closed-end management investment company under the 1940 Act.

(iii) The Acquiring Fund has the statutory trust power and authority to execute, deliver and perform all of its obligations under the Agreement under the applicable laws of The Commonwealth of Massachusetts. The execution and delivery of the Agreement and the consummation by the Acquiring Fund of the transactions contemplated thereby have been duly authorized by all requisite statutory trust action on the part of the Acquiring Fund under the applicable laws of The Commonwealth of Massachusetts. The Agreement has been duly executed and delivered by the Acquiring Fund under the applicable laws of The Commonwealth of Massachusetts.

(iv) The Agreement constitutes the valid and binding obligation of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms under the applicable laws of The Commonwealth of Massachusetts.

(v) The execution and delivery by the Acquiring Fund of the Agreement and the performance by the Acquiring Fund of its obligations under the Agreement do not conflict with the Certificate of Trust, the Declaration of Trust or the By-laws of the Acquiring Fund.

(vi) Neither the execution, delivery or performance by the Acquiring Fund of the Agreement nor the compliance by the Acquiring Fund with the terms and provisions thereof will contravene any provision of any applicable law.

(vii) No approval by any court, regulatory body, administrative agency or governmental body, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Acquiring Fund or the enforceability of the Agreement against the Acquiring Fund.

(viii) The Acquiring Fund Shares have been duly authorized and, when delivered to the Target Fund in accordance with the terms of the Agreement, will be validly issued, fully paid and nonassessable and free and clear of any preemptive rights or any similar rights arising under the applicable laws of The Commonwealth of Massachusetts or the Acquiring Fund’s Declaration of Trust or By-laws.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

7.1.  The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at the Acquiring Fund’s election, to the performance by the Target Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

(a) All representations and warranties of the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

(b) The Target Fund shall have delivered to the Acquiring Fund at or before the Closing Time (i) a statement of the Target Fund’s Assets, together with a list of portfolio securities of the Target Fund, as of the Closing Time, certified by the Treasurer of the Target Fund, (ii) the Target Fund Shareholder Documentation and (iii) the FIN 48 Workpapers;

(c) The Target Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Target Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

(d) The Target Custodian shall have delivered to the Acquiring Fund at or before the Closing Time, the certificate contemplated by Sections 3.2(b) of this Agreement, duly executed by an authorized officer of the Target Custodian;

(e) The Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Target Fund, on or before the Closing Date; and

(f) The Target Fund shall have declared and paid a distribution or distributions prior to the Closing Time that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income (determined without regard to any deductions for dividends paid) and all of its net realized capital gain, if any, for the period from the close of its last fiscal year to the Closing Time on the Closing Date; and (ii) any such undistributed investment company taxable income and net realized capital gain from any prior period to the extent not otherwise already distributed.

(g) The Acquiring Fund shall have received on the Closing Date the opinion of Stradley, Ronon, Stevens & Young, LLP, counsel to the Target Fund (which may rely on certificates of officers or directors/trustees of the Target Fund) covering the following points:

(i) The Target Fund is a registered investment company classified as a management company of the closed-end type under the 1940 Act;

(ii) The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, contravene any provision of federal law;

(iii) No approval by any federal court, regulatory body, administrative agency or governmental body, which has not been obtained or taken and is not in full force and effect, is required in connection with, the execution or delivery of the Agreement by the Target Fund or the enforceability of the Agreement against the Target Fund; and

(iv) The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a breach or default under any agreement pertaining to the Target Fund identified as an exhibit in Part C of the registration statement on Form N-2 last filed by the Target Fund or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any such agreement.

(h) The Acquiring Fund shall have received on the Closing Date the opinion of a law firm mutually acceptable to the Target Fund and the Acquiring Fund (which may rely on certificates of officers or directors/trustees of the Target Fund) covering the following points:

(i) The Target Fund is an unincorporated business trust, duly organized, incorporated or formed, validly existing and in good standing under the applicable laws of The Commonwealth of Massachusetts, and has the trust power to own all of Target Fund’s properties and assets, and to conduct its business, including that of the Target Fund, as described in its Governing Documents or in the most recently filed registration statement of the Target Fund;

(ii) The Target Fund has the power and authority to execute, deliver and perform all of its obligations under the Agreement under the laws of the Commonwealth of Massachusetts;

(iii) The execution and delivery of the Agreement and the consummation by the Target Fund of the transactions contemplated thereby have been duly authorized by all trust action on the part of the Target Fund under the applicable laws of the Commonwealth of Massachusetts;

(iv) The Agreement has been duly executed and delivered by the Target Fund under the applicable laws of the Commonwealth of Massachusetts;

(v) The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of, as appropriate, the Target Fund’s Governing Documents.

(vi) The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, contravene any provision of any applicable law of the Commonwealth of Massachusetts;

(vii) The Agreement is a valid and binding obligation of the Target Fund, enforceable against the Target Fund in accordance with its terms under the applicable laws of the Commonwealth of Massachusetts, subject, as to enforcement, to bankruptcy, insolvency, fraudulent conveyance, reorganization, receivership, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equity principles (whether considered in a proceeding in equity or at law) and to an implied covenant of good faith and fair dealing; and

(viii) No approval by any court, regulatory body, administrative agency or governmental body of the Commonwealth of Massachusetts, which has not been obtained or taken and is not in full force and effect, is required in connection with, the execution or delivery of the Agreement by the Target Fund or the enforceability of the Agreement against the Target Fund.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE TARGET FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Target Fund or the Acquiring Fund, either the Target Fund or the Acquiring Fund or both shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1. The Agreement shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of the Target Fund’s Governing Documents, Massachusetts law, and the 1940 Act and any other applicable law. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the conditions set forth in this Section 8.1;

8.2. On the Closing Date, no action, suit or other proceeding shall be pending or, to the Target Fund’s or the Acquiring Fund’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement, or the transactions contemplated herein;

8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Target Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions;

8.4. A registration statement on Form N-14 under the 1933 Act properly registering the Acquiring Fund shares to be issued in connection with the Reorganization shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.5. The Target Fund and the Acquiring Fund shall have received on or before the Closing Date an opinion of Skadden Arps, counsel for the Acquiring Fund, in form and substance reasonably acceptable to the Target Fund and the Acquiring Fund, as to the matters set forth on Schedule 8.5. In rendering such opinion, Skadden Arps may request and rely upon representations contained in certificates of officers of the Target Fund, the Acquiring Fund and others.

9.	FEES AND EXPENSES

9.1.  IAI will bear all expenses relating to the Reorganization.

10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES AND COVENANTS

10.1.  The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder; provided that the covenants to be performed after the Closing shall survive the Closing.

11.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned with respect to the Reorganization by mutual agreement of the parties.

12.	AMENDMENTS

This Agreement may be amended, modified or supplemented in a writing signed by the parties hereto to be bound by such Amendment.

13.	HEADINGS; GOVERNING LAW; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

13.1.  The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2.  This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts and applicable Federal law, without regard to its principles of conflicts of laws.

13.3.  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.4.  This agreement may be executed in any number of counterparts, each of which when executed and delivered shall be considered an original and all of which counterparts taken together will constitute one and the same instrument.

13.5.  It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective directors or trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the Target Fund or the Acquiring Fund as provided in the Governing Documents of the Target Fund or the Agreement and Declaration of Trust of the Acquiring Fund, respectively. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be approved and executed on behalf of the Acquiring Fund, the Target Fund and Invesco Advisers, Inc.

Invesco Advisers, Inc.

By:
Name:
Title:

Invesco Van Kampen Senior Loan Fund

By:
Name:
Title:

Invesco Prime Income Trust

By:
Name:
Title:

EXHIBIT F

FINANCIAL HIGHLIGHTS

The financial highlight tables are intended to help you understand the Acquiring Fund’s and the Target Fund’s financial performance for the past ten fiscal years and are included in the Acquiring Fund’s prospectus and the Target Fund’s prospectus which are each incorporated herein by reference. The Acquiring Fund’s prospectus also accompanies this Proxy Statement/Prospectus. The financial highlights table below provides additional information for the most recent annual reporting period. The Acquiring Fund’s fiscal year end is July 31 and accordingly, the Acquiring Fund’s financial highlights table below contains information for the period ended July 31, 2010. The Target Fund’s fiscal year end is September 30 and accordingly, the Target Fund financial highlights table below contains information for the period ended September 30, 2010.

Acquiring Fund — Invesco Van Kampen Senior Loan Fund

The following schedule presents financial highlights for one Class IB Share of the Acquiring Fund outstanding for the periods indicated.

	Year Ended July 31,
Class IB Shares†	2010		2009		2008		2007		2006		2005		2004		2003		2002	2001

Net asset value, beginning of the period	$5.60		$7.49		$8.66		$9.01		$9.11		$9.00		$8.29		$8.09		$8.61	$9.50

Net investment income (a)	0.28		0.40		0.61		0.68		0.54		0.37		0.30		0.33		0.41	0.66
Net realized and unrealized gain (loss)	0.76		(1.87)		(1.17)		(0.32)		(0.14)		0.08		0.68		0.19		(0.55)	(0.86)

Total from investment operations	1.04		(1.47)		(0.56)		0.36		0.40		0.45		0.98		0.52		(0.14)	(0.20)

Less:
Distributions from net investment income	0.31		0.42		0.61		0.71		0.50		0.34		0.25		0.29		0.38	0.69
Return of capital distributions	0.04		-0-		-0-		-0-		-0-		-0-		0.02		0.03		-0-	-0-

Total distributions	0.35		0.42		0.61		0.71		0.50		0.34		0.27		0.32		0.38	0.69

Net asset value, end of the period	$6.29		$5.60		$7.49		$8.66		$9.01		$9.11		$9.00		$8.29		$8.09	$8.61

Total return	18.77%	(b)(c)	(18.56	)%(c)	(6.69	)%(c)	4.05%	(c)	4.38%	(c)	5.18%	(i)	12.03%	(i)	6.58%	(i)	–1.61% (i)	–2.11% (i)
Net assets at end of the period (in millions)	$527.1		$520.3		$815.1		$1,131.8		$1,307.2		$1,639.0		$1,703.1		$1,876.1		$2,558.7	$3,989.7
Ratios to average net assets:
Operating expense	1.57%	(d)	1.88%		1.45%		1.43%		1.39%		1.38%		1.48%		1.54%		1.43%	1.43%
Interest expense	0.32%	(d)(g)	0.46%		1.04%		1.11%		0.10%		0.04%		0.00%	(h)	0.00%	(h)	N/A	N/A
Total net expense	1.89%	(d)	2.34%		2.49%		2.54%		1.49%		1.42%		1.48%		1.54%		1.43%	1.43%
Net investment income	4.54%	(d)	7.60%		7.51%		7.49%		5.87%		4.09%		3.44%		4.21%		4.85%	7.34%
Portfolio turnover (e)	55%		33%		35%		74%		84%		90%		94%		49%		36%	42%

Senior indebtedness:
Total borrowing outstanding (in thousands)	$198,000		$132,000		$458,000		$555,000		$195,000		$123,000		-0-		-0-		-0-	-0-
Asset coverage per $1,000 unit of senior indebtedness (f)	$6,239		$8,538		$4,538		$5,543		$10,127		$18,767		N/A		N/A		N/A	N/A

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or repurchases by the Fund of Fund shares.
(d)	Ratios are based on average daily net assets (000’s omitted) of $542,986.
(e)	Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.
(f)	Calculated by subtracting the Fund’s total liabilities (not including the Borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.
(g)	Prior to July 31, 2010, ratio excluded credit line fees.
(h)	Amount is less than 0.01%.
(i)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum early withdrawal charge of 3%, charged on repurchases by the Fund made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or repurchases by the Fund of Fund shares. the early withdrawal change was terminated effective February 18, 2005.
†	All Class B Shares of the Fund that were outstanding as of February 18, 2005 have been redesignated as a new class of Shares, which was designated as Class IB Shares. The Class IB Shares are not continuously offered. The only new Class IB Shares to be issued after February 18, 2005 are those Class IB Shares issued to satisfy dividend and capital gain reinvestment. The Class IB Shares financial highlights shown are derived from the financial highlights of the previously designated Class B Shares.
N/A = Not Applicable.

F-1

Target Fund — Invesco Prime Income Trust

The following schedule presents financial highlights for a share of the Target Fund outstanding throughout the periods indicated.

	Year Ended September 30,
	2010	2009	2008	2007	2006	2005	2004	2003		2002	2001

Selected Per Share Data:
Net asset value, beginning of period	$6.96	$7.33	$8.72	$9.04	$9.12	$9.02	$8.59	$8.01		$8.62	$9.72

Income (loss) from Investment Operation:
Net investment income	0.36	0.36	0.51	0.64	0.59	0.41	0.34	0.38		0.45	0.69

Net realized and unrealized gain (loss)	0.39	(0.36)	(1.38)	(0.32)	(0.08)	0.10	0.47	0.58		(0.64)	(1.11)

Total income (loss) from investment operations	0.75	0	(0.87)	0.32	0.51	0.51	0.81	0.96		(0.19)	(0.42)

Less dividends from net investment income	(0.36)	(0.37)	(0.52)	(0.64)	(0.59)	(0.41)	(0.38)	(0.38)		(0.42)	(0.68)

Net asset value, end of period	$7.35	$6.96	$7.33	$8.72	$9.04	$9.12	$9.02	$8.59		$8.01	$8.62

Total return(a)	10.97%	1.09%	(10.36)%	3.57%	5.74%	5.74%	9.65%	12.31%		(2.30)%	(4.54)%
Ratios to average net assets:
Total expenses	1.55%	1.53%	1.34%	1.24%	1.26%	1.30%	1.32%	1.36%(b	)	1.29%	1.20%
Net investment income	4.95%	6.03%	6.31%	7.12%	6.50%	4.45%	3.75%	4.45%		5.15%	7.53%
Supplemental data:
Net assets, end of period, in millions	$630	$706	$877	$1,199	$1,133	$1,068	$1,116	$1,166		$1,378	$2,195
Portfolio Turnover rate	45%	75%	45%	65%	62%	76%	94%	49%		27%	29%

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(b)	Does not reflect the effect of expense offset of 0.01%.

F-2

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION DATED — FEBRUARY 14, 2011

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE ACQUISITION OF THE ASSETS AND LIABILITIES OF

INVESCO PRIME INCOME TRUST

BY AND IN EXCHANGE FOR SHARES OF

INVESCO VAN KAMPEN SENIOR LOAN FUND

DATED FEBRUARY 14, 2011

This Statement of Additional Information is available to the shareholders of Invesco Prime Income Trust (the “Target Fund”) in connection with proposed reorganization (“the Reorganization”) whereby all of the assets and liabilities of the Target Fund would be transferred to Invesco Van Kampen Senior Loan Fund (the “Acquiring Fund”) in exchange for Class IB Shares of the Acquiring Fund. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus/Proxy Statement dated February 14, 2011 related to the Reorganization (the “Prospectus/Proxy Statement”).

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. A copy of the Prospectus/Proxy Statement may be obtained, without charge, by writing to the Fund at 11 Greenway Plaza, Suite 2500, Houston, Texas 77046, or calling (800) 959-4246.

The Acquiring Fund will provide, without charge, upon the request of any person to whom this Statement of Additional Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Statement of Additional Information is a part.

TABLE OF CONTENTS

Page

Proposed Reorganization	1
Additional Information About the Funds	1
Financial Statements	1
Appendix A — Pro Forma Financial Statements	A-1

PROPOSED REORGANIZATIONS

The shareholders of the Target Fund are being asked to approve an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Target Fund would (i) transfer all of its assets and liabilities to the Acquiring Fund in exchange for Class IB Shares of the Acquiring Fund, (ii) distribute such Class IB shares to its shareholders and (iii) be liquidated and dissolved. A form of the Agreement is attached as Exhibit E to the Proxy Statement/Prospectus.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Incorporated herein by reference in its entirety is the Statement of Additional Information for the Invesco Van Kampen Senior Loan Fund, dated November 30, 2010, which has been filed with the Securities and Exchange Commission (the “SEC”) on November 29, 2010, Accession No. 0000950123-10-10948.

Incorporated herein by reference in its entirety is the Statement of Additional Information for the Invesco Prime Income Trust, dated January 28, 2011, which has been filed with the SEC on February 2, 2011, Accession No. 0001496688-11-000043.

FINANCIAL STATEMENTS

Incorporated herein by reference in their respective entireties are (i) the audited annual financial statements, including the opinion of the independent registered public accounting firm, of the Target Fund, dated September 30, 2010, included as part of the Target Fund Form N-CSR as filed with the SEC on December 6, 2010, (ii) the unaudited semi-annual financial statements of the Target Fund, dated March 31, 2010, included as part of the Target Fund Form N-CSRS as filed with the SEC on May 28, 2010, (iii) the audited annual financial statements of the Acquiring Fund, dated July 31, 2010, included as part of the Acquiring Fund Form N-CSR as filed with the SEC on October 12, 2010, and (iv) the unaudited semi-annual financial statements of the Acquiring Fund, dated January 31, 2010, included as part of the Acquiring Fund Form N-CSRS, as filed with the SEC on March 31, 2010. No other parts of these reports are incorporated herein by reference.

Annual and semi-annual reports referenced as part of a Fund’s filing on Form N-CSR or Form N-CSRS may be obtained by following the instructions on the cover of this Statement of Additional Information and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site(http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, 100 F Street, N.E., Washington, DC 20549-0102.

Each of the above listed documents will be provided to any shareholder who requests this Statement of Additional Information.

PRO FORMA FINANCIAL STATEMENTS

Attached hereto as Appendix A are unaudited pro forma financial statements of the Acquiring Fund giving effect to the Reorganization.

1

Appendix A
Pro Forma Financial Information
The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. These pro forma numbers have been estimated in good faith based on information regarding the Target Fund and Acquiring Fund for the twelve month period ended July 31, 2010. The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Target Fund and Acquiring Fund, which are available in their respective annual and semi-annual shareholder reports.
Narrative Description of the Pro Forma Effects of the Reorganization
Note 1 — Reorganization
The unaudited pro forma information has been prepared to give effect to the proposed reorganization of the Target Fund into the Acquiring Fund pursuant to an Agreement and Plan of Reorganization (the “Plan”) as of the beginning of the period as indicated below in the table.

Target Fund	Acquiring Fund	12 Month Period Ended
Invesco Prime Income Trust	Invesco Van Kampen Senior Loan Fund	July 31, 2010
Note 2 — Basis of Pro Forma
The Reorganization will be accounted for as a tax-free reorganization of investment companies; therefore, no gain or loss will be recognized by the Acquiring Fund or its shareholders as a result of the Reorganization. The Target Fund and the Acquiring Fund are both registered closed-end management investment companies. The Reorganization would be accomplished by the acquisition of all of the assets and the assumption of all of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund and the distribution of such shares to Target Fund shareholders in complete liquidation of the Target Fund. The table below shows the class and shares that Target Fund shareholders would have received if the Reorganization were to have taken place on the period ended date in Note 1.

Target Fund Share Class	Shares Exchanged	Acquiring Fund Share Class
Invesco Prime Income Trust	102,491,525	Invesco Van Kampen Senior Loan Fund Class IB
Under accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving entity, the Acquiring Fund, and the results of operations of the Acquiring Fund for pre-reorganization periods will not be restated. All securities held by the Target Fund comply with investment objectives, strategies and restrictions of the Acquiring Fund at the period ended date in Note 1 and there are not expected to be any repositioning costs incurred in connection with the Reorganization.

Fund	Net Assets	As-of Date
Invesco Prime Income Trust (Target Fund)	$644,746,072	July 31, 2010
Invesco Van Kampen Senior Loan Fund (Acquiring Fund)	$1,037,356,630	July 31, 2010
Invesco Van Kampen Senior Loan Fund (Pro Forma Combined)	$1,682,102,702	July 31, 2010

Note 3 — Pro Forma Adjustments
The table below reflects adjustments to expenses needed to the pro forma combined Fund as if the Reorganization had taken place on the first day of the period as disclosed in Note 1. The pro forma information has been derived from the books and records used in calculating daily net asset values of the Target Fund and Acquiring Fund and has been prepared in accordance with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect this information. Actual results could differ from those estimates.

Increase (decrease)
Expense Category	in expense
Advisory fees (1)	(320,379)
Administrative services fees (2)	(122,699)
Interest and line of credit expense (3)	525,754
Professional fees (4)	(117,852)
Trustees’ and officers fees and benefits (5)	(14,600)
Fee waiver and/or expense reimbursements (1)	(1,752,515)

(1)	Under the terms of the investment advisory contract of the Acquiring Fund, the advisory fees have been adjusted to reflect the advisory fee rates in effect for the Acquiring Fund based on pro forma combined net assets. Correspondingly, advisory fee waivers have been adjusted to reflect the contractual agreement by Invesco Advisers, Inc., the Acquiring Fund’s investment adviser (the “Adviser”), to waive advisory fees and/or reimburse expenses through at least June 30, 2012 as part of the contractual expense limitation agreement of the Acquiring Fund. Upon closing of the Reorganization, the Adviser has contractually agreed through at least June 30, 2012, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class IB and Class IC shares to 1.32%, 2.07%, 2.07%, 1.32% and 1.32% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the limits reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees of the Acquiring Fund and the Adviser mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012.

(2)	Administrative services fees were adjusted to eliminate the duplicative costs of administering two funds pursuant to the master administrative services agreement for the Target Fund and the Acquiring Fund.

(3)	Interest and line of credit fees have been adjusted to reflect the current investment strategies of the Acquiring Fund.

(4)	Professional fees were reduced to eliminate the effects of duplicative fees for audit and legal services.

(5)	Trustees’ and officer’s fees and benefits were reduced to eliminate the effects of duplicative fixed costs of retainer and meeting fees.
No significant accounting policies will change as a result of the Reorganization, specifically policies regarding security valuation or compliance with Subchapter M of the Code.
Note 4 — Reorganization Costs
The Target Fund is expected to incur an estimated $256,000 in Reorganization costs. These costs represent the estimated non recurring expense of the Target Fund carrying out its obligations under the Plan and consist of management’s estimate of professional services fees, printing costs and mailing charges related to the proposed Reorganization. The Adviser will bear 100% of these costs for the Target Fund. The Acquiring Fund is expected to incur approximately $93,000 of expenses in connection with the Reorganization. The Adviser will bear 100% of these costs and expenses for the Acquiring Fund. The pro forma financial information has not been adjusted for any costs related to the Reorganization.

Note 5 — Accounting Survivor
The Acquiring Fund will be the accounting survivor. The surviving fund will have the portfolio management team, portfolio composition, strategies, investment objective, expense structure and policies/restrictions of the Acquiring Fund.
Note 6 — Capital Loss Carryforward
At September 30, 2010 the Target Fund had a capital loss carryforward of approximately $471,295,502. At July 31, 2010 the Acquiring Fund had a capital loss carryforward of approximately $1,000,901,209. For additional information regarding capital loss limitations, please see the section entitled Federal Income Tax Consequences in the Proxy Statement/Prospectus filed on Form N-14 with the Securities and Exchange Commission.

PART C—OTHER INFORMATION

Item 15: Indemnification

Please see Article 5.3 of the Registrant’s Amended and Restated Declaration of Trust (Exhibit (a)(i)) for indemnification of Trustees and officers. Registrant’s Trustees and officers are also covered by an Errors and Omissions Policy. Section 5 of the Investment Advisory Agreement between the Fund and the Adviser provides that in the absence of willful misfeasance, bad faith or gross negligence in connection with the obligations or duties under the Investment Advisory Agreement or on the part of the Adviser, the Adviser shall not be liable to the Fund or to any shareholder of the Fund for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding or sale of any security. The Amended and Restated Distribution and Service Agreement provides that the Registrant shall indemnify the Principal Underwriter (as defined therein) and certain persons related thereto for any loss or liability arising from any alleged misstatement of a material fact (or alleged omission to state a material fact) contained in, among other things, the Registration Statement or Prospectus except to the extent the misstated fact or omission was made in reliance upon information provided by or on behalf of the Principal Underwriter. (See Section 7 of the Distribution and Service Agreement.)

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant and the Adviser and any underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person or the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such Trustee, officer or controlling person or the Principal Underwriter in connection with the Shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

Item 16: Exhibits

1.1	Amended and Restated Declaration of Trust dated September 19, 1989(1)
1.2	Certificate of Amendment dated October 11, 1995(1)
1.3	Certificate of Amendment dated July 16, 1998(7)
1.4	Certificate of Amendment dated June 12, 2003(6)
1.5	Certificate of Amendment dated June 15, 2004(12)
1.6	Certificate of Amendment dated October 3, 2007(12)
1.7	Certificate of Amendment dated May 19, 2010(16)
2.	Amended and Restated By-laws(13)
3.	Not applicable
4.	Form of Agreement and Plan of Reorganization†
5.1	Specimen Certificate of Class A Share of Registrant(9)
5.2	Specimen Certificate of Class B Share of Registrant(9)
5.3	Specimen Certificate of Class C Share of Registrant(9)
5.4	Specimen Certificate of Class IB Share of Registrant(9)
5.5	Specimen Certificate of Class IC Share of Registrant(9)
6.1	Master Investment Advisory Agreement(16)
6.2	Master Intergroup Sub-Advisory Contract(16)
7.1	Master Distribution Agreement(16)
8.	Not Applicable
9.	Amended and Restated Master Custodian Contract(16)
10.1	Amended and Restated Plan of Distribution(16)
10.2	First Amended and Restated Multi-Class Plan(10)

11.1	Opinion and Consent of Counsel*

12.	Opinion of Counsel Supporting Tax Consequences**

13.1	Transfer Agency and Service Agreement(16)
13.2	Amendment to Transfer Agency and Service Agreement(16)
13.3	Master Administrative Services Agreement(16)
13.4	Administration Agreement(16)
13.5	Revolving Credit and Security Agreement August 21, 2009(15)
13.6	Agreement of Amendment No. 2 and Assignment(16)
13.7	Distribution Plan(16)
13.8	Service Plan(16)
13.9	Master Sub-Accounting Services Agreement(17)

14.1	Consent of Independent Registered Public Accounting Firm*
14.2	Consent of Independent Registered Public Accounting Firm*

15.	Consent of Not Applicable

16.	Power of Attorney (18)

17.	Form of Proxy Card*

(1)	Incorporated by reference to the Registrant’s Registration Statement on Form N-2, File Nos. 333-14499 and 811-5845, filed on October 21, 1996.

(2)	Incorporated by reference to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2, File Nos. 333-14999 and 811-5845, filed on November 13, 1997.

(3)	Incorporated by reference to Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2, File Nos. 333-75911 and 811-5845, filed on November 8, 2000.

(4)	Incorporated by reference to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-2, File Nos. 333-75911 and 811-5845, filed on November 27, 2002.

(5)	Incorporated by reference to Amendment No. 1 to the Registrant’s Registration Statement on Form N-14, File Nos. 333-103330 and 811-5845, filed on March 11, 2003.

(6)	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2, File Nos. 333-104959 and 811-5845, filed on June 12, 2003.

(7)	Incorporated by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2, File Nos. 333-104959 and 811-5845, filed on November 26, 2003.

(8)	Incorporated by reference to the Registrant’s Schedule TO filed on June 18, 2004.

(9)	Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2, File Nos. 333-121061 and 811-5845, filed on February 15, 2005.

(10)	Incorporated by reference to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2, File Nos. 333-121061 and 811-5845, filed on November 28, 2005.

(11)	Incorporated by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2, File Nos. 333-121061 and 811-5845, filed on September 29, 2006.

(12)	Incorporated by reference to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-2, File Nos. 333-121061 and 811-5845, filed on November 28, 2007.

(13)	Incorporated by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form N-2, File Nos. 333-121061 and 811-5845, filed on November 26, 2008.

(14)	Incorporated by reference to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-2, File Nos. 333-121061 and 811-5845, filed on December 19, 2008.

(15)	Incorporated by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-2, File Nos. 333-121061 and 811-5845, filed on November 24, 2009.

(16)	Incorporated by reference to Post-Effective Amendment No. 8 of the Registrant’s Registration Statement on Form N-2, File Nos. 333-121061 and 811-5845, filed September 29, 2010.

(17)	Incorporated by reference to Post-Effective Amendment No. 9 of the Registrant’s Registration Statement on Form N-2, File Nos. 333-121061 and 811-5845, filed November 29, 2010.

(18)	Incorporated by reference to the Registrant’s Registration Statement on Form N-14, File Nos. 333-171398 and 811-5845, filed December 23, 2010.

*     Filed herewith.

**  To be filed by further amendment.

†     Filed herewith as Exhibit E to the Prospectus/Proxy Statement.

Item 17: Undertakings
     (a) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the 1933 Act (17 CFR 230.145(c)), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.
     (b) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.
     (c) The undersigned registrant agrees to file by post-effective amendment the opinion of counsel regarding tax consequences of the proposed reorganisation requested by Item 16(12) of Form N-14 within a reasonable time after receipt of such opinion.

SIGNATURES
As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Houston and State of Texas, on the 14th day of February, 2011.

Invesco Van Kampen Senior Loan Fund

By:	/s/ Colin Meadows
Colin Meadows
President and Principal Executive Officer

Pursuant to the requirements of the 1933 Act, this amendment to the Registration Statement has been signed on February 14, 2011 by the following persons in the capacities indicated:

Signatures	Title

Principal Executive Officer:

/s/ Colin Meadows Colin Meadows	President and Principal Executive Officer

Principal Financial Officer:

/s/ Sheri Morris Sheri Morris	Principal Financial Officer and Treasurer

Trustees:

/s/ David C. Arch* David C. Arch	Trustee

/s/ Jerry D. Choate* Jerry D. Choate	Trustee

/s/ Rod Dammeyer* Rod Dammeyer	Trustee

/s/ Linda Hutton Heagy* Linda Hutton Heagy	Trustee

/s/ R. Craig Kennedy* R. Craig Kennedy	Trustee

/s/ Howard J Kerr* Howard J Kerr	Trustee

/s/ Colin Meadows Colin Meadows	Trustee

/s/ Jack E. Nelson* Jack E. Nelson	Trustee

Signatures	Title

/s/ Hugo F. Sonnenschein* Hugo F. Sonnenschein	Trustee

/s/ Wayne W. Whalen* Wayne W. Whalen	Trustee

/s/ Suzanne H. Woolsey* Suzanne H. Woolsey	Trustee

* Signed by John M. Zerr pursuant to a Power of Attorney previously filed.

/s/ John M. Zerr Attorney-in-Fact	February 14, 2011

SCHEDULE OF EXHIBITS TO FORM N-14
INVESCO VAN KAMPEN SENIOR LOAN FUND

Exhibit
Number	Exhibit

11.1	Opinion and Consent of Counsel

14.1	Consent of Independent Registered Public Accounting Firm
14.2	Consent of Independent Registered Public Accounting Firm

17	Form of Proxy Card